To be filed via EDGAR with the Securities and Exchange Commission on
                                November 5, 2001

                                                        Reg. ICA No. 811-08989
                                                            File No. 333-62893

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. |_|

                       Post-Effective Amendment No. 6 |X|

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 8

                            THE INDUSTRY LEADERS FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07901-0080
                -------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-877-280-1952

                           Susan Penry-Williams, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                      -------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                               Gerald P. Sullivan
                            The Industry Leaders Fund
                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0800

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

|X|   Immediately upon filing pursuant      |_| on (date) pursuant to paragraph
      to paragraph (b)                          (b)
|_|   60 days after filing pursuant to      |_| on (date) pursuant to paragraph
      paragraph (a)(1)                          (a)(1)
|_|   75 days after filing pursuant to      |_| on (date) pursuant to paragraph
      paragraph (a)(2)                          (a)(2) of rule 485.

If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                [GRAPHIC OMITTED]


                          THE INDUSTRY LEADERS FUND(R)

                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080
                            Toll Free: (877) 280-1952



                                   Prospectus
                                November 2, 2001




The Industry Leaders Fund(R) Serves Direct, Advised, and Institutional Investors


The Industry Leaders Fund(R) (the "Fund") is an open-end, diversified mutual fund seeking long-term capital appreciation through a proprietary method of investing in the common stock of companies having the highest common shareholders' equity in their respective industries and having a senior debt rating of "Single A or better" as rated by Standard and Poor's and Moody's Investor Service. The Fund is intended for investors who seek investment through a diversified portfolio comprised of companies with large capital.

Claremont Investment Partners(R), L.L.C. serves as Investment Adviser to the
Fund.

This Prospectus contains important information about investing in the Industry Leaders Fund(R). Please carefully read the Prospectus before you invest and keep it for future reference. Your investment in the Industry Leaders Fund(R) is affected by market fluctuations and there is no guarantee that the Fund will achieve its objectives.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

     For your convenience, a glossary of terms used in this Prospectus may be found on the inside back cover.
                                                                           Page
                                                                           ----

Overview of the Industry Leaders Fund........................................1
Risk/Return Summary..........................................................1
Objective of the Fund........................................................1
Principal Investment Strategy of the Fund....................................1
Principal Risks of Investing in the Fund.....................................1
Who May Want to Invest in the Fund...........................................2
Fund Performance History.....................................................2
Fees and Expenses............................................................3
Principal Investment Objective...............................................4
Investment Strategy..........................................................4
Other Additional Investment Policies.........................................9
Principal Risks of Investing in the Fund.....................................9
Hypothetical Performance of the Industry Leaders Index(TM)...................10
Management of the Fund.......................................................12
Sharereholder Information....................................................14
How You Can Invest with the Industry Leaders Fund(R).........................14
How to Buy Shares............................................................15
How to Redeem Your Shares....................................................16
Special Services.............................................................19
Dividends and Distributions..................................................19
Taxes........................................................................20
Shareholder Services Arrangements............................................21
Financial Highlights.........................................................21
Glossary of Terms............................................................24
Exhibit A - List of Companies Included in The Industry Leaders Index(TM).....25
Additional Information.......................................................28

                    OVERVIEW OF THE INDUSTRY LEADERS FUND(R)

                               Risk/Return Summary

Objective of the Fund

The Fund seeks to obtain long-term capital appreciation.

Principal Investment Strategy of the Fund

The Fund's approach is to invest substantially all of its assets in companies with the highest common shareholders equity ("CSE") in their respective industries and a senior debt rating of "Single A or better" as rated by Standard and Poor's and Moody's Investor Service.

     o CSE refers to a company's assets minus its liabilities, preferred stock and minority interests.

     o The Fund utilizes the Adviser's patent-pending proprietary investment process, the Industry Leaders Strategy Model (the "Strategy Model").

     o The Fund invests its assets in accordance with the Industry Leaders Index,(TM) an index produced by the Strategy Model.

     o The companies selected by the Strategy Model for Fund investments are predominantly leaders in their respective industries.

     o The Fund anticipates that the investment portfolio will consist of the common stock of approximately 79 large capitalized companies, primarily domestic, from approximately 53 different industries.

Principal Risks of Investing in the Fund

The Fund is subject to the same risks common to all mutual funds that invest in equity securities. You could lose money by investing in the Fund if any of the following occurs:

     o    The stock market goes down.

     o    Fees and expenses are greater than investment returns.

The following risks of loss are particular to investing in the Fund:

     o    The Industry Leaders Index(TM) may not perform as expected.

     o    Large capitalization stocks may fall out of favor with investors.


A detailed discussion of risks is set forth below under the heading "Principal Risks of Investing in the Fund."

Before investing in the Fund, you should read this Prospectus in its entirety and keep in mind all of the following:

     o Mutual fund shares are subject to risks, including possible loss of your principal investment.

     o Mutual fund shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government or private agency.

     o Mutual fund shares are not deposit obligations of any bank, nor are they guaranteed, endorsed, or insured by any bank or other institution.

Who May Want to Invest in the Fund

The Fund may be a suitable investment if you are:

     o    Seeking investment over the long term;

     o    Seeking investment mainly in U.S. companies; or

     o Seeking a systematic, disciplined and indexed large capitalization strategy.

However, the Fund is NOT appropriate if you are:

     o    Seeking short-term gains or current income;

     o    Seeking absolute predictability and stability of investment principal;
          or

     o    Not willing to take any risk of losing money on an investment.

Fund Performance History

TOTAL RETURNS

The bar chart below shows the annual total return for Class D Shares of the Fund for each complete calendar year since the Fund commenced operations. This chart provides some indication of the risks of an investment in the Fund. Looking at how a fund has done in the past is important--but a fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.


[bar chart omitted]
                                Class D Shares*


                                  2000 -0.89%


*The year-to-date return for the Class D Shares as of June 30, 2001 is -2.73% and represents performance based on investment according to The Industry Leaders Broad Market Index(TM), the original index produced by the Strategy Model but no longer used by the Fund. As of June 28, 2001, the Fund follows the Industry Leaders Index(TM) described in this Prospectus. Additional information about the Fund's returns may be found in the Financial Highlights table at the end of this Prospectus.

BEST AND WORST QUARTERS

           Best Quarter         Quarter Ended June 30, 1999              10.01%
           Worst Quarter        Quarter Ended September 30, 1999         -9.10%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance over time with that of the Standard and Poor's 500 Index(R) ("S&P 500"), a widely recognized unmanaged index of stock performance, and the Standard and Poor's Barra Value Index(R) ("S&P Barra Value"), which shows performance of the value component of the S&P 500. These figures are for periods ended December 31, 2000.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                                Since Inception
                                                  One Year      (March 17, 1999)
                                                  --------      ----------------


Industry Leaders Fund - Class D                     -0.89%            1.70%
Industry Leaders Fund - Class I                     -0.51%            2.02%
S & P 500 Index*                                    -9.10%            1.95%
S & P Barra Value*                                   6.07%            7.60%


* Investors should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)

-------------------------------------------------------------------------------------------- ------------- -----------
                                                                                               Class D      Class I
-------------------------------------------------------------------------------------------- ------------- -----------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) (1)         None         None
-------------------------------------------------------------------------------------------- ------------- -----------
Maximum Deferred Sales Charge (Load)                                                             None         None
-------------------------------------------------------------------------------------------- ------------- -----------
Maximum Sales Charge (Load) on Reinvested Dividends                                              None         None
-------------------------------------------------------------------------------------------- ------------- -----------
Redemption Fees (as a percentage of lesser of purchase price or amount redeemed) (2)            0.75%         None
-------------------------------------------------------------------------------------------- ------------- -----------
Maximum Account Fees                                                                             None         None
-------------------------------------------------------------------------------------------- ------------- -----------

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)

------------------------------------------- ---------------------- -------------
                                                   Class D             Class I
------------------------------------------- ---------------------- -------------
Management Fees                                     0.30%               0.30%
------------------------------------------- ---------------------- -------------
Distribution (12b-1) Fees (3)                       None                None
------------------------------------------- ---------------------- -------------
Other Fund Expenses (4)                             0.65%               0.40%
------------------------------------------- ---------------------- -------------
Total Annual Fund Operating Expenses                0.95%               0.70%
------------------------------------------- ---------------------- -------------

(1) "Load" is another name for a sales charge. This Prospectus refers to two classes of Fund shares (the "Shares") that are available for prospective investors who wish to invest in the Fund: Class D Shares, for purchase by advised investors and self-directed investors, and Class I Shares, for purchase by institutional investors.

(2) Redemption fees are charged only if you redeem Class D Shares within six months of purchase. Redemption fees are paid to the Fund. The redemption fees are charged as a percentage equal to the lesser of the net asset value at the time of purchase of the Shares being redeemed or the net asset value of such Shares at the time of redemption. See "How to Redeem Your Shares - Redemption Fees" below.

(3) For the fiscal year ended June 30, 2001, Class D Shares were subject to a Rule 12b-1 distribution fee of .25%. The Fund's Rule 12b-1 Distribution Plan was terminated on June 5, 2001.

(4) Other Fund Expenses includes a Shareholder Servicing Fee of 0.25% for Class D Shares effective June 5, 2001.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------ --------------------------------------------------------
                          Class D                                                    Class I
---------------- -------------- ------------- -------------- ------------- -------------- -------------- ------------
    1 year          3 years       5 years       10 years        1 year        3 years        5 years      10 years
---------------- -------------- ------------- -------------- ------------- -------------- -------------- ------------
      $99            $326           $596         $1,493          $73           $241           $442         $1,114
---------------- -------------- ------------- -------------- ------------- -------------- -------------- ------------

You would pay the same expenses if you did not redeem your Shares (redemption fees apply only to redemptions occurring within six months of purchase for Class D Shares).

                         PRINCIPAL INVESTMENT OBJECTIVE

The Fund's objective is to obtain long-term capital appreciation.

                               INVESTMENT STRATEGY

The Fund's principal investment strategy is to invest substantially all of its assets in a broad number of industries and companies with the highest common shareholders equity ("CSE") in their respective industries while carrying a senior debt rating of "Single A or better" by Moody's Investor Service and Standard and Poor's. The Fund defines an "Industry Leader" as a company that has the highest common shareholders' equity in a particular Industry and the requisite debt rating and no other company in that Industry has 98% or more of that Industry Leader's amount of CSE. The Fund utilizes the Adviser's patent-pending proprietary investment process, the Industry Leaders Strategy Model (the "Strategy Model") and invests its assets in accordance with The Industry Leaders Index(TM) ("ILI(TM)"), an index produced by the Strategy Model. The companies selected by the Strategy Model for Fund investment are predominantly leaders in their respective industries. The Fund anticipates that the investment portfolio during most periods will include approximately 79 primarily domestic companies representing approximately 53 different industries.

The Fund investment portfolio is constructed by the ILI(TM) according to the following steps:

The Industry Leaders Strategy Model Universe

1. Companies and industries that are listed in the Value Line Investment Survey(R) ("Value Line") form the starting point for identifying the companies included in the Strategy Model universe. Value Line lists approximately 1,700 companies and classifies each company into an industry category (each, an "Industry").

2. The Strategy Model universe is comprised of all Value Line listed companies except for the following exclusions:

(a) The Strategy Model excludes from its universe companies that are in the following current Industries:

     o    Canadian Banks

     o    Canadian Energy

     o    Foreign Electronics/ Entertainment

     o    Foreign Telecommunications

     o    Investment Companies (Closed-End Domestic)

     o    Investment Companies (Foreign Funds)

     o    Investment Companies (Income)

(The particular Industries excluded may change from time to time).

(b) The Strategy Model excludes from its universe companies whose shares are not directly traded in the United States (e.g., American Depository Receipts, commonly referred to as "ADRs").

(c) The Strategy Model also excludes from its universe companies included in Value Line as Miscellaneous but which have not yet been assigned an Industry category.

3. In establishing its universe of stocks, the Strategy Model also adjusts the Industry category of "Banks" to include "Banks Midwest" so as to unify the Banking Industry analysis. Industries and companies are included in the Strategy Model universe only for the periods during which they are listed in Value Line.

Portfolio Allocation using the Industry Leaders Index(TM)

4. The Strategy Model then identifies the CSE of each company included in the Strategy Model universe. CSE refers to a company's assets minus its liabilities, preferred stock and minority interests. All of the foregoing information is obtained from publicly available financial statements that each company in the Strategy Model universe is required by law to file with the U.S. Securities and Exchange Commission ("SEC") on a quarterly basis. Each financial statement identifies as separate line items, the company's assets, liabilities, preferred stock and minority interests.

5. The Strategy Model calculates monthly totals of CSE within each industry found in the Strategy Model universe. The ILI(TM) requires a portfolio of companies with a senior debt rating of "Single A or better" ("Satisfactory Company"). If the company with the largest CSE within an industry is a Satisfactory Company, then the industry is included in the ILI(TM) universe. If the company with the largest CSE does not have a debt rating or if the debt rating is below "Single A" ("Unsatisfactory Company") then the next largest company is considered. If the company with the second largest CSE is a Satisfactory Company, then the industry is included in the ILI(TM) universe total. If the company with the second largest CSE is not rated, or if it is an Unsatisfactory Company, then the industry is omitted from the ILI(TM) universe total.

6. The ILI(TM) calculates a monthly grand total of common shareholders equity for all industries included in the index's universe.

7. By dividing the total CSE within each industry by the grand total of CSE found in the Index universe, a monthly industry investment allocation is created. For example, if the grand total of CSE was $2.9 trillion and the industry of "Auto & Truck" had an aggregate CSE of $47.6 billion, then the ILI(TM) would allocate 1.64% of the Fund to the Auto & Truck industry.

8. This process is repeated for all industries in the ILI(TM)universe.

Specific Portfolio Investments

9. After the Industry allocation is calculated, specific company investments are determined. Continuing the above example, if General Motors had the highest CSE and the requisite debt rating, 98% of the CSE of $29.3 billion would be $28.7 billion. Assuming no other company in the Auto & Truck industry had $28.7 billion or more in CSE and was a Satisfactory Company, the Fund would invest the entire 1.64% in General Motors common stock.

10. In the event multiple companies are to be included in an Industry because the second place company falls within 98% of the CSE of the first chosen company and is a Satisfactory Company, the portfolio allocation is divided equally between the companies selected. For example, if 2.60% of the portfolio should be allocated to the Securities and Brokerage Industry and the analysis showed that Merrill Lynch had the highest CSE and is a Satisfactory Company, but the CSE of Morgan Stanley Dean Witter was within 98% of the CSE of Merrill Lynch and is a Satisfactory Company, the Fund would invest 1.3% of the portfolio in each of the two companies.

11. The ILI(TM) has a portfolio allocation limit of 2.25% for any single company in an industry whose total is less than 11.25%. For industries greater than 11.25%, the limit increases to 2.5%. An Industry with a portfolio allocation greater than 2.25% requires additional representatives until the allocation is filled. For example, if the ILI(TM) has 9.0% in the Banking Industry, the minimum number of representatives for the Banking Industry would be 4 (4 times 2.25%).

12. For an Industry that is less than 2.25% of the portfolio, the ILI(TM) passes over the company with the largest CSE if it is an Unsatisfactory Company for the company with the second largest CSE, assuming it is a Satisfactory Company and allots the entire Industry percentage to that Company.

13. The 98% leader differentiation rule is also maintained with respect to portfolio investments that are made in an Industry that has a portfolio allocation greater than the 2.25%. For example, if the Electric Utility East Industry portfolio allocation is 3.17% and Southern Company is the Industry Leader, with Duke Energy as the second Industry Leader but not having its CSE equal an amount of 98% or more of the CSE of Southern Company, the Fund would invest 2.25% in Southern Company and the balance of the Industry portfolio allocation of 0.92% in Duke Energy. In the event that Duke Energy had its CSE equal 98% or more of the CSE of Southern Company, the Fund would divide its 3.17% Electric Utility East Industry portfolio allocation for equal investment in each of the two companies.

14. For Industries greater than 2.25% of the portfolio, the ILI(TM) allows one company to be passed over for each 2.25% of portfolio allocation. For example: in the Telecommunication Services Industry, with 11.88% of portfolio allocation, the company with the largest CSE is AT&T, a Satisfactory Company. AT&T carries 2.5% of the portfolio (the Industry is greater than 11.25% and the maximum is increased to 2.5%). The next 2 largest CSE's are Unsatisfactory Companies (WorldCom and Qwest Communications), which are passed over. The next three largest CSE's are Satisfactory Companies (Verizon Communications, SBC Communications and BellSouth Corp) and are allocated 2.5% of the portfolio. The next largest CSE is Alltel Corp., a Satisfactory Company that carries the last 1.88% of the portfolio. If Alltel Corp. is an Unsatisfactory Company, the ILI(TM) omits the company and looks to fill the balance of the Industry's allocation in the next three largest CSE's. Since the Industry has a minimum of 5 companies to represent it, it is allowed to pass over 5 Unsatisfactory Companies. In this example, if a fifth representative was not found, the ILI(TM) would carry the fifth allocation in cash. However, if the Industry only had 3 satisfactory companies, and had reached the sixth

Unsatisfactory Company, the Industry would be eliminated by the ILI(TM). The ILI(TM) allows a maximum of 2.5% of cash in each Industry, a rare occurrence that has happened only once in the 6.5 years of back-testing.

15. The ILI(TM) is rebalanced after the close of business on the last business day of the month. The Fund portfolio is rebalanced at the beginning of the next month. The Fund may also rebalance the portfolio intra-month. As subscriptions and redemptions occur, and in response to market movement, the Adviser has the ability to rebalance the Fund to the proper portfolio allocation.

Portfolio Characteristics.

As a result of following the ILI(TM), the Fund's portfolio is expected to have the following general characteristics:

1. Consist of approximately 79 Industry-leading companies which represent investments in approximately 53 different Industries;

2.   Consist primarily of U.S. common stocks;

3. Not have more than 2.25% of Fund portfolio assets in any one company, (other than the rare occasion when an Industry accounts for more than 11.25% of the universe, when the limit is 2.5%); and

4.   Not have the top 10 holdings exceed 25% of the Fund's portfolio.


The portfolio constructed by the ILI(TM) is expected to be classified as "Large Value," which generally refers to a portfolio of companies having a median market capitalization similar to the S&P 500 but with lower price/earnings and price/book ratios. Notwithstanding that classification, the Fund's portfolio is also expected to contain a number of stocks that would traditionally be classified as growth companies. Growth companies add to the diversity of the Fund's portfolio. As with all Fund investments, growth industries and companies are represented in the Fund portfolio only with reference to their CSE, not their market capitalization. As a result, the Fund portfolio will hold smaller investments in growth companies than a growth or blend index fund. In this way, the ILI(TM) creates, allocates and maintains a broadly diversified portfolio of companies that have the highest CSE of their respective Industry.

As noted above, the ILI(TM) is rebalanced after the close of business on the last business day of each month and the Fund portfolio is rebalanced at the beginning of the next month. The Adviser expects to make Fund investments and redemptions between such rebalancing (due to purchases and redemptions of Fund Shares) on a pro rata basis so as to maintain the ILI(TM) with respect to the percentage of each stock held in the portfolio. The Adviser expects the Fund portfolio to drift marginally from the precise allocation of the ILI(TM) between monthly rebalancing, but will attempt to minimize any differences through pro rata apportionment of interim period purchases and sales.

A list of all Industries and companies in the Fund portfolio as of June 30, 2001 is included at the end of this Prospectus as part of Exhibit A, as well as a list of all Industries analyzed by the Strategy Model during the past 14.5 years. Exhibit A also sets forth a list of Industries previously included in the Strategy Model, with the dates of inclusion, as well as a list of Industries previously excluded from the Strategy Model which are no longer categorized as separate Industries by Value Line.

The ILI(TM) has been tested by comparing its results to publicly available data from the past six and a half years; however, there can be no assurance of success with respect to any future performance of the Fund.

The Industry Leaders Fund(R), The Industry Leaders Index(TM) and Claremont Investment Partners(R), L.L.C., have no affiliation with The Value Line Investment Survey(R). The Value Line Investment Survey(R) is a registered trademark of Value Line Publishing, Inc. The Value Line Investment Survey(R) makes no representation regarding the advisability of investing in the Industry Leaders Fund(R).

The Industry Leaders Fund(R) and The Industry Leaders Index(TM) are trademarks of Claremont Investment Partners(R), L.L.C.

                      OTHER ADDITIONAL INVESTMENT POLICIES

Under normal market conditions, at any given time, the Fund will not:

     o    Invest in debt securities or preferred stocks.

     o Hedge investments by engaging in speculative asset management, such as short sales, puts, calls, warrants or stock option contracts.

     o    Make Fund portfolio decisions based on short-term performance goals.

     o Invest "defensively" against particular market or economic conditions, such as shift a substantial portion of Fund portfolio assets to cash or cash equivalents.

     o Otherwise make investments that are inconsistent with the Fund's principal long-term strategy.

The Fund will attempt to remain fully invested; however, it may not always be fully invested for several reasons, including, but not limited to, obtaining economic efficiency with respect to brokerage costs. The Adviser may use short-term cash management instruments to temporarily hold uninvested Fund assets.

Principal Risks of Investing in the Fund

Investing in the Fund involves risks common to the risks of investing in any equity mutual fund:

     o The Fund invests in common stocks that may decrease in value. Therefore, the value of your investment in the Fund may also decrease.

     o Declines in the market as a whole may cause you to lose some or all of your investment.

     o The Fund could lose money if the stocks selected for the Fund's portfolio are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecasts, negative publicity or industry specific market cycles.

     o It can take many months or possibly years to recover a loss. Historically, some stock market declines have ended quickly while others have continued for sustained periods of time. It is impossible to predict either the timing or severity of a downward-trend market.

     o Periods of unusually high returns have historically increased the risk of investing in stocks for subsequent periods. The upward trend market (i.e., a "bull market") during the past several years has been an unusual growth period for most major stock market indexes, producing substantial average annual returns. However, these returns may not continue in the future as indicated by recent volatility in most markets.

In addition to risks common to all equity mutual funds, the following risks are particular to investing in the Fund:

     o There can be no assurance that the ILI(TM) will perform as expected or that the Fund will be successful in replicating the results indicated from comparing its results to publicly available data from the past six and a half years.

     o The Fund has only a short operating history and therefore a limited past performance record to guide prospective investors in their decision whether or not to invest in Shares of the Fund.

Each prospective investor must assess all of the risks of investing in a stock-based mutual fund in general, and the risks of investing in the Fund in particular. It is important that you understand your level of financial-risk tolerance. The impact of a downward-trend market also depends not only upon the extent of a decline, but also upon your individual time horizon. For example, a downward-trend market may be harder to tolerate if you are retired or nearing retirement. Ask yourself these questions:

          o    What can I tolerate losing?

          o If my investment incurs a loss, how long can I wait for a market rebound?

          o    What are my other financial resources?

Investors should remember that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other private organization or government agency. As a result, investment losses are not covered by any kind of insurance.

                           HYPOTHETICAL PERFORMANCE OF
                         THE INDUSTRY LEADERS INDEX(TM)

The following tables compare the actual performance of the S&P Barra Value and the S&P 500, with the hypothetical results of the ILI(TM) (minus fees and expenses related to operation of the Fund) for various historical periods (as indicated in the tables below). * Total returns of the ILI(TM) are returns on a hypothetical portfolio composed of stocks selected by the ILI(TM) and rebalanced monthly. Although the Fund will attempt to remain fully invested, the Adviser expects that up to 2% of Fund assets may at times be held in short-term instruments for cash management purposes. These cash management purposes primarily address aggregating portfolio purchases to obtain efficiency in brokerage costs and/or honoring redemption requests without liquidating stock holdings. As all Fund expenses are paid by the Adviser and not out of Fund assets (except for the Fund's Shareholder Services Fees, the Advisory Fee, the Administrative Fee, brokerage commissions and SEC fees), the Adviser believes that carrying a maximum of 2% of assets in cash at any given time will be reasonably sufficient to satisfy the Fund's cash management needs while maintaining the Fund portfolio's balance with the ILI(TM). The effects on ILI(TM) returns of such cash management have been taken into account in calculating hypothetical performance of the ILI(TM) in the tables below by reference to the federal funds rate for each period shown, less a discount of 0.001%, which is the approximate commercially available rate of return which the Fund could have expected to receive during the periods shown and in the foreseeable future. There can be no assurance in this regard.

All returns of the ILI(TM) contained in the charts below are net of all deductions for Fund operating expenses (0.95% for Class D Shares and 0.70% for Class I Shares) which would have been incurred by Shareholders during the periods presented. The charts reflect continued investment, reinvestment of dividends and other earnings, without redemptions.

The S&P Barra Value and the S&P 500 are indexes that have no costs or expenses of operations; however, their total return amounts reflect reinvestment of dividends for purposes of general comparison to the ILI(TM). Of course, past hypothetical results of the ILI(TM) do not necessarily indicate future performance of the ILI(TM) or earnings of the Fund.

Prospective investors should note that during most of the periods shown below large capitalized stocks experienced substantial price appreciation.

The performance results of the ILI(TM) are hypothetical and should not be considered predictive of the investment expertise of the Adviser. No investments using clients' assets were made in connection with the retroactive application of the back-tested ILI(TM), which was developed with the benefit of retrospective trial and analysis. Please note that the hypothetical returns of the ILI(TM) set forth below are derived only from testing the ILI(TM) after the end of the periods depicted and do not represent actual trading returns.


                 Comparative Hypothetical Average Annual Return
                         Performance of the ILI(TM) 1,2

                                          ILI(TM) 3
      Period                      Class D       Class I           S&P Barra Value                  S&P 500
      ------                      -------       -------           ---------------                  -------
     1 Year4                        5.53%         5.79%                 7.94%                       -14.82%
     3 Years5                       5.18%         5.44%                 6.07%                        3.87%
     5 Years6                      15.61%         15.89%                14.35%                       14.46%
     10 Years7                     16.11%         16.39%                15.18%                       15.09%


                Comparative Hypothetical Cumulative Total Return
                         Performance of the ILI(TM) 1,2

                                          ILI(TM) 3
       Period                     Class D       Class I           S&P Barra Value                  S&P 500
       ------                     -------       -------           ---------------                  -------
     1 Year4                        5.53%         5.79%                 7.94%                       -14.82%
     3 Years5                      16.35%         17.22%                19.35%                       12.08%
     5 Years6                      106.18%       109.08%                95.48%                       96.50%
     10 Years7                     345.23%       356.39%               310.87%                      307.91%

1    Past performance does not guarantee future results.
2 The S&P Barra Value is a styled index that represents the large cap value component of the S&P 500. The S&P 500 represents the 500 largest capitalized stocks in the US market according to Standard & Poor's. These indexes do not include investment management fees and transaction costs.
3    ILI(TM) calculated as described in the "Investment Strategy" section.
4    7/1/00 to 6/30/01.
5    6/30/98 to 6/30/01.
6    6/30/96 to 6/30/01.
7    6/30/90 to 6/30/01.

                             MANAGEMENT OF THE FUND

Investment Adviser

Claremont Investments Partners(R), L.L.C. serves as Investment Adviser to the Fund (the "Adviser"). The Adviser manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Trustees. The Adviser is registered as an investment adviser with the SEC. The Adviser began conducting business in 1996. Since then, its principal business has been the development of the Strategy Model and the indexes it produces. Until June 28, 2001, the Adviser began managing the Fund according to the ILI(TM). Previously, the Adviser managed the Fund according to The Industry Leaders Broad Market Index(TM), the original index produced by the Strategy Model. The Adviser's principal address is 104 Summit Avenue, P.O. Box 80, Summit, New Jersey 07902-0080. The Adviser also acts as the Fund's administrator and fund accountant.

Advisory Management Fees

For investment advisory services, the Class D Shares and Class I Shares each pay the Adviser at the annual rate of 0.30% of the Fund's average daily net assets, computed daily and payable monthly. Except for advisory fees, administrative fees (described below) and Class D Shareholder Services Fees (which is discussed under "Shareholder Services Arrangements" below), the Adviser pays for all of the costs and expenses related to operation of the Fund. Brokerage commissions and SEC fees applicable to brokerage transactions are included in the Fund's transaction costs and are therefore incorporated in the net prices of the securities the Fund purchases and sells.

Administrative Fees

For administrative services, Class D Shares and Class I Shares each pay the Adviser at the annual rate of 0.40% of the Fund's average daily net assets, computed daily and payable monthly. Administrative services include, but are not limited to, providing statistical and research data, clerical services, internal compliance, participation in the updating of the Prospectus, annual and semi-annual reports and maintaining the books and records of the Fund. Fund accounting is also included in administrative fees.

Chief Executive Officer

The CEO of the Adviser and of the Fund is Barry F. Sullivan. Mr. Sullivan currently serves as Vice Chairman of Sithe Energies, Inc. and also serves on the Boards of Directors of Merrill Lynch International Bank and The Guardian Life Insurance Company of America. He formerly served on the Board of Trustees of the University of Chicago. Mr. Sullivan has served as Chairman and CEO of First Chicago Corporation, the parent company of First National Bank of Chicago. Mr. Sullivan also served in various executive capacities at Chase Manhattan Bank, N.A., including Executive Vice President and Member of the Management Committee, from June 1957 through 1980. Mr. Sullivan graduated from Columbia University and obtained an M.B.A. from the University of Chicago Graduate School of Business. Mr. Sullivan is presently a candidate for a Ph.D. from Fordham University. Mr. Sullivan holds honorary doctoral degrees awarded by De Paul University and the University of Chicago. Barry F. Sullivan is the father of the Portfolio Manager, Gerald P. Sullivan.

Portfolio Manager

The Adviser's portfolio manager for the Fund is Gerald P. Sullivan. Mr. Sullivan, President of the Adviser and the Fund, has been associated with the Adviser since 1996. Previous to that he was a Vice President of First Fidelity Bancorporation, a Managing Director of Hilliard Farber & Co., and a Management Analyst for The Atlanta Committee for the Olympic Games. Mr. Sullivan obtained his undergraduate degree from Columbia University and holds an M.B.A. from the University of Chicago Graduate School of Business.

                             SHAREHOLDER INFORMATION

How the Fund's Shares are Priced

The net asset value ("NAV"), multiplied by the number of Fund Shares you own, gives you the value of your investment.

The Fund calculates the NAV each business day, as of the close of the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. Shares will not be priced on days that the New York Stock Exchange is closed for trading. Any Shares that you purchase or redeem are valued at the next share price calculated after the Fund receives your investment instructions. A business day is a day on which the NYSE is open for trading.

The Fund calculates the NAV by adding up the total value of the Fund's investments and other assets, subtracting Fund liabilities, and then dividing that figure by the number of the Fund's outstanding Shares. The value of an investment in a mutual fund is based upon the NAV determined by that mutual fund. The following formula expresses the NAV on a per share basis:

                               Total Assets Less Liabilities
                       NAV = -------------------------------
                               Number of Shares Outstanding

You can find the NAV of many mutual funds every day in newspapers such as The Wall Street Journal. However, some newspapers do not publish information about a particular mutual fund until it has a minimum number of shareholders or minimum level of assets. You can find the NAV of the Fund on the Internet through a financial portal such as Moneycentral.com or Yahoo.com. The tickers for the Industry Leaders Fund(R) are as follows: ILFIX - Class I, Class D.

In the event you redeem Shares, any applicable redemption fees are subtracted from your account after calculation of the NAV. The Fund's investments are valued based on market price. If market quotations are not readily available, the Fund's investments will be valued based on fair value as determined in good faith by the Fund's board.

              HOW YOU CAN INVEST WITH THE INDUSTRY LEADERS FUND(R)

This section tells you how to open an account and how to buy Shares after your account is open. Below is a description of the minimum investment requirements for the Fund, expenses and sales charges applied to each Class of Shares, and the procedures to follow if you decide to buy Shares of the Fund. Please read the entire Prospectus carefully before buying Shares of the Fund.

Investors choosing to purchase or redeem their Shares through a broker/dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem Shares directly from the Fund will not incur charges on purchases or redemptions (except for redemptions of Class D Shares within six months of the date of purchase).

How to Buy Shares

     o Advised and Self-Directed Purchases: You may invest in Class D Shares by opening an account directly with the Fund. To do this, simply complete and return an application with proper payment.

     o Institutional Purchases: Institutions may invest directly in Class I Shares. To do this, simply complete and return an account application. Wire instructions will be provided to you upon establishment of the account.

     o Purchases Through Mutual Fund Vendors: You may in the future be able to invest in the Fund through third-party mutual fund vendors, such as mutual fund supermarkets or no-transaction fee programs that make available Fund Shares. If investments of individual investors are aggregated into an omnibus account established by a mutual fund vendor, account minimums will apply to the vendor's omnibus account, and not to the account of the individual investor. As a result, mutual fund vendors may be able to offer prospective investors lower minimum investment access to the Fund. Please contact your mutual fund vendor directly for information on how to invest in the Fund through their services or, for a referral to a mutual fund vendor, contact the Fund toll-free at (877) 280-1952.

Minimum Investments:

     o Direct Purchase Class D Shares: $10,000 minimum initial investment ($2,000 for qualified retirement accounts, which are described below) and minimum subsequent investments of $100.

     o Direct Purchase Class I Shares: $100,000 minimum initial investment and minimum subsequent investments of $100.

     o Purchases Through Mutual Fund Vendors: As discussed above, mutual fund vendors may be able to offer lower minimum investment access to prospective Fund investors. Please contact your mutual fund vendor directly for information concerning its respective minimum investment requirements.

Purchase Shares by Mail

You can purchase Class D and Class I Shares by mail. For an initial purchase, please complete a Fund application. Please be sure to indicate the Share Class into which you intend to invest. Enclose a check for at least the minimum investment amount of the Class you wish to purchase (Class D: $10,000; Class I $100,000) made out in the full name of the Fund and the Share Class in which you are investing (for example, "The Industry Leaders Fund(R), Class D") and addressed to the P.O. box listed below. If you prefer overnight delivery, use the overnight address listed below.

U.S. Mail and Overnight Delivery Services:
Industry Leaders Fund(R)
c/o Mutual Shareholder Services
8869 Brecksville Road
Suite C
Brecksville, OH 044141

Your purchase of Shares of the Fund will be effected at the next Share price calculated after receipt of your investment.

For additional share purchases by mail, please make a check payable to the full name of the Fund and the Share Class in which you are investing. Additional purchases must be for at least $100. Be sure to write your account number on the check as well.

Purchase Shares by Wire

To open a new account by wire, please call the Fund toll free at (877) 280-1952. A representative will assist you to obtain an account application by fax (or mail), which must be completed, signed and faxed (or mailed) to the Fund before payment by wire may be made.

The order is considered received when the Fund's custodian bank (the "Custodian") receives payment by wire. However, the signed and completed original account application must be mailed to the Fund on the same day the wire payment is made. See "Opening an Account - By Mail" above. The Fund will not permit redemptions until the Fund receives the application in proper form. Third party financial institutions may charge a fee for wire transfers.

Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge Shareholders for this service in the future.

To purchase additional Class D or Class I Shares by wire transfer, you must have an existing account which has been previously established. In order to ensure that wire orders are invested promptly, investors must call the Fund at (877) 280-1952 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. Be sure to have the wiring bank include your current account number and the name in which your account is registered.

Limitations on Purchases

The Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including (a) purchase orders made with foreign checks and third party checks not originally made payable to the order of the investor and
(b) orders that are reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its Shares. The Fund does not currently provide for exchange privileges between different classes of the Fund.

                            HOW TO REDEEM YOUR SHARES

This section explains how you can sell your Fund Shares. Shares will be redeemed at the NAV next calculated after receipt of the redemption order.

Redemption Fees

The Fund incurs brokerage fees in connection with its portfolio transactions. Short-term "market timers" who engage in frequent purchases and redemptions of Fund Shares can disrupt the Fund's investment program and create additional transaction costs that all Shareholders must bear (brokerage commissions and SEC fees are included in the Fund's transaction costs and are therefore incorporated in the net prices of the securities the Fund purchases and sells). If you sell your Class D Shares within six months of purchase, you will pay a redemption fee to the Fund to help offset such transaction costs. Redemption fees of 0.75% are charged on the lesser of the net asset value at the time of purchase of the Shares being redeemed or the net asset value of such Shares at the time of redemption. The redemption fee calculations are made in the manner that results in the lowest possible charge being assessed. The Fund will use the "first-in, first-out" method to determine the holding periods. The date of the redemption will be compared with the earliest purchase date of Shares held in the account. For purposes of calculating the redemption fee, the Fund assumes that a redemption is made first of Shares held for more than six months or Shares acquired pursuant to reinvestment of dividends or distributions. You will pay a redemption fee if this holding period is less than six months for Class D Shares.

Redemption by Mail

Send a letter to the Fund, stating your account registration, your account number, the Fund Class you wish to redeem, and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption", if you wish to sell all of your investment in the Fund). Make sure all the account owners sign the request. You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire (a wire requires a $5,000 minimum).

For mailed redemption requests over $5,000, a signature guarantee is required. You can obtain a signature guarantee from an eligible guarantor institution, as detailed below under the caption, "Signature Guarantees."

Redemption by Telephone

The Fund makes telephone privileges available to you automatically unless you specifically decline them on your application or subsequently, in writing. Telephone redemptions must be for at least $100 and can be made by calling the Fund at (877) 280-1952. Be prepared to provide your account number, taxpayer identification number (social security number) and other personal identification information. Unless you have instructed otherwise, only one account owner needs to call in redemption requests. You may request that redemption proceeds be sent electronically directly to a domestic commercial bank account previously designated by you on the Account Registration Form or mailed directly to your address of record. A wire transfer requires a $5,000 minimum. All proceeds from telephone redemptions may be delivered only to the address of record for such account. The Fund will not be liable for any losses incurred if it follows telephone instructions that it reasonably believes are genuine.

The Fund employs procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, requesting additional personal identification information, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary conditions, Fund Shareholders are unable to effect telephone transactions, Fund Shareholders may also fax and/or mail the redemption request to the Fund at the address shown on the front page of this Prospectus.

Redemption Through Mutual Fund Vendors

If you purchased your Fund Shares through a third-party mutual fund vendor, please contact your vendor directly for information on how to redeem your Fund Shares.

Redemption Payment Policies

Under most circumstances, redemption payments will be transmitted on the next business day following receipt of a valid request for redemption. Although it is not the Fund's policy to delay redemption payments, the Fund reserves the right to delay payment of a redemption for up to five business days. The Fund may also delay payment of redemptions under extraordinary circumstances or as the SEC permits in order to protect remaining Fund Shareholders.

Although no fees are currently in effect for wiring funds, the Fund reserves the right to pass through to Fund Shareholders any third-party surcharges incurred by the Fund in wiring proceeds of a Shareholder's redemption.

The Fund does not provide for waiver of any fees in connection with re-investments in the Fund after redeeming Shares.

Changes in Account Address of Record

To change an account address of record, the account holder must make a written request to the Fund. Such request must contain a signature guarantee, as detailed below.

Signature Guarantees

For purposes of the Fund's policy on signature guarantees, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Fund reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The Fund does not accept notarized signatures.

                                SPECIAL SERVICES

The Fund has certain programs to help you to purchase or redeem Shares conveniently each month.

Systematic Investment Program: You may automatically buy additional Fund Shares each month with a minimum purchase of at least $100. Money from your linked bank account can be automatically transferred each month to purchase additional Fund Shares. The Fund will transfer the amount on or about the day you specify, or on or about the 20th of each month if you have not specified a day. If you wish to change or add linked accounts, please call the Fund toll- free at (877) 280-1952.

Systematic Withdrawal Program: The Fund can automatically redeem enough Shares to equal a specified dollar amount of at least $100, on or about the fifth business day prior to the end of each month, and either send you the proceeds by check or transfer them into your linked bank account. In order to set up a Systematic Withdrawal Program, you must:

     o    Have a Fund account valued at $25,000 or more

     o    Have distributions reinvested

     o    Not simultaneously participate in the Fund's Systematic Investment
          Program.

Once the Fund has received your instructions, it generally takes about ten business days to set up either of the automatic plans. It generally takes the Fund about five business days to change or cancel participation in either plan. The Fund automatically cancels your program if the linked account you have specified is closed.

Retirement Plans: Since the Fund is oriented to longer term investments, Shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Consultation with an attorney or tax professional regarding these plans is advisable. Custodial fees for an IRA will be paid by the Shareholder by redemption of sufficient Shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. To obtain more detailed information about these plans, the IRA custodial fees and the steps required to roll-over an existing IRA account or open a new retirement plan account, please call the Fund toll free at (877) 280-1952.

                           DIVIDENDS AND DISTRIBUTIONS

Dividend and Capital Gain Distribution Options

The Fund passes along to your account your share of investment earnings in the form of dividends. Fund dividend distributions are the net dividends earned on investments after Fund expenses. The Fund will, at least annually, declare and pay dividends from its net investment income and distribute any net capital gains obtained through Fund investment transactions.

You may select one of the following ways for the Fund to make your distributions:

Automatic Reinvestment Option: You may automatically buy new Shares of your Fund class. The new Shares are purchased at NAV generally on the day the income is paid. This option is implemented automatically for your Fund account unless you instruct the Fund otherwise.

Direct Deposit Option: You may have your dividends and capital gains deposited into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, the Fund will automatically reinvest your distributions.

Check Payment Option: You may receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature-guaranteed instructions. If checks remain uncashed for six months, or the Post Office cannot deliver them, the Fund will automatically reinvest your distributions.

You may change your distribution option at any time by calling or writing to the Fund. The Fund must receive any change five business days (ten business days for electronic fund transfers) prior to a dividend or capital gain distribution payment date, in order for the change to be effective for that payment.

                                      TAXES

The Fund intends to continue to qualify as a regulated investment company. This status exempts the Fund from paying federal income tax on the earnings or capital gains it distributes to its Shareholders.

In general, your investment in the Fund will be subject to the following tax consequences:

     o Ordinary dividends received by the Fund and passed through to Shareholders are taxable as ordinary income

     o Distributions from the Fund's net long-term capital gains are taxable as capital gain

     o You are subject to taxation on automatically reinvested dividends and distributions, as well as dividends and distributions which are distributed in cash.

     o Dividends and distributions may also be subject to state and local taxes.

     o Certain dividends paid to you, in January, will be taxable as if they had been paid the previous December.

     o After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year. When you sell (i.e., redeem) Shares of the Fund, you may recognize taxable gain or loss.

For the foregoing reasons, you should keep all of your Fund statements for accurate tax and accounting purposes.

The tax information above is for your general information. A more detailed discussion of federal income tax considerations may be found in the Fund's Statement of Additional Information. The foregoing information is not intended to provide complete tax planning advice. Please consult with your own tax professional prior to investing in the Fund.

                        SHAREHOLDER SERVICES ARRANGEMENTS

Shareholder Services Plan

The Fund has adopted a Shareholder Servicing Plan for its Class D Shares. The Shareholder Servicing Plan allows the Fund to pay shareholder servicing agents an annual fee of up to 0.25% of the average daily net assets of the Class D Shares for personal shareholder services and for maintaining shareholder accounts.

The fee paid to a shareholder servicing agent may exceed the actual costs incurred by such agent in connection with the provision of shareholder services. From time to time, a shareholder servicing agent may voluntarily reduce all or a portion of its fee under the Shareholder Services Plan to increase the net income of the Class D Shares available for distribution as dividends. A shareholder servicing agent may not seek reimbursement of such reduced fees after the end of the fiscal year in which its fees were reduced. The voluntary reduction of any shareholder servicing agent's fee will cause the total return of the Class D Shares to be higher than it would otherwise be in the absence of such a fee reduction. Because shareholder services fees are paid out of the Fund's assets on an on-going basis, these fees will increase the cost of Class D share investment and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the period of operation from the date of inception, March 17, 1999 to the end of the Fund's fiscal year, June 30, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPA's, Inc. of Westlake Ohio, whose report is included in the Fund's Annual Report. The Fund's financial statements are also included in the Fund's Annual Report. You may obtain a copy of the Annual Report without charge from the Fund upon request. For the period March 17, 1999 (Commencement of Operations) to June 30, 2001.


Class D - Financial Highlights
---------------------------------------------------- ------------------ ------------------- ------------------
                                                     Year ended June    Year ended June     Year Ended June
Selected Per Share Data                              30, 2001           30, 2000            30, 1999 (a)
---------------------------------------------------- ------------------ ------------------- ------------------
Net asset value, beginning of period                 $10.13             $ 10.77             $ 10.00
---------------------------------------------------- ------------------ ------------------- ------------------
Income from investment operations
---------------------------------------------------- ------------------ ------------------- ------------------
     Net investment income                           0.06               0.09                0.03
---------------------------------------------------- ------------------ ------------------- ------------------
     Net realized and unrealized loss                (0.32)             (0.56)              0.74
---------------------------------------------------- ------------------ ------------------- ------------------
Total from investment operations                     (0.26)             (0.47)              0.77
---------------------------------------------------- ------------------ ------------------- ------------------
Distributions
---------------------------------------------------- ------------------ ------------------- ------------------
     Net investment income                           (0.03)             (0.07)              0.00
---------------------------------------------------- ------------------ ------------------- ------------------
     Net realized gains                              (0.23)             (0.10)              0.00
---------------------------------------------------- ------------------ ------------------- ------------------
Total Distributions                                  (0.26)             (0.17)              0.00
---------------------------------------------------- ------------------ ------------------- ------------------
Net asset value, end of period                       $9.61              $10.13              $10.77
---------------------------------------------------- ------------------ ------------------- ------------------
Total Return                                         (2.55%)            (4.36%)             7.70% (b)
---------------------------------------------------- ------------------ ------------------- ------------------
Ratios and Supplemental Data
---------------------------------------------------- ------------------ ------------------- ------------------
Net assets, end of period (000)                      $1,082             $1,093              $1,130
---------------------------------------------------- ------------------ ------------------- ------------------
Ratio of expenses to average net assets              0.95%              0.95%               0.95% (c)
---------------------------------------------------- ------------------ ------------------- ------------------
Ratio of net investment income to                    0.59%              0.84%               0.84% (c)
average net assets
---------------------------------------------------- ------------------ ------------------- ------------------
Portfolio turnover rate                              146.92%            78.04%              64.93% (c)
---------------------------------------------------- ------------------ ------------------- ------------------

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized.

Class I - Financial Highlights
---------------------------------------------------- ------------------ ------------------- ------------------
Selected Per Share Data                              Year ended June    Year ended June     Year Ended June
                                                     30, 2001           30, 2000            30, 1999 (a)
---------------------------------------------------- ------------------ ------------------- ------------------
Net asset value, beginning of period                 $10.16             $ 10.77             $ 10.00
---------------------------------------------------- ------------------ ------------------- ------------------
Income from investment operations
---------------------------------------------------- ------------------ ------------------- ------------------
     Net investment income                           0.08               0.11                0.04
---------------------------------------------------- ------------------ ------------------- ------------------
     Net realized and unrealized loss                (0.32)             (0.54)              0.73
---------------------------------------------------- ------------------ ------------------- ------------------
Total from investment operations                     (0.24)             (0.43)              0.77
---------------------------------------------------- ------------------ ------------------- ------------------
Distributions
---------------------------------------------------- ------------------ ------------------- ------------------
     Net investment income                           (0.04)             (0.08)              0.00
---------------------------------------------------- ------------------ ------------------- ------------------
     Net realized gains                              (0.23)             (0.10)              0.00
---------------------------------------------------- ------------------ ------------------- ------------------
Total Distributions                                  (0.27)             (0.18)              0.00
---------------------------------------------------- ------------------ ------------------- ------------------
Net asset value, end of period                       $9.65              $10.16              $10.77
---------------------------------------------------- ------------------ ------------------- ------------------
Total Return                                         (2.65%)            (3.92%)             7.70% (b)
---------------------------------------------------- ------------------ ------------------- ------------------
Ratios and Supplemental Data
---------------------------------------------------- ------------------ ------------------- ------------------
Net assets, end of period (000)                      $2,616             $2,021              $1,624
---------------------------------------------------- ------------------ ------------------- ------------------
Ratio of expenses to average net assets              0.70%              0.70%               0.70% (c)
---------------------------------------------------- ------------------ ------------------- ------------------
Ratio of net investment income to                    0.83%              1.10%               1.39% (c)
average net assets
---------------------------------------------------- ------------------ ------------------- ------------------
Portfolio turnover rate                              146.92%            78.04%              64.93%(c)
---------------------------------------------------- ------------------ ------------------- ------------------

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized.

                                GLOSSARY OF TERMS

Adviser: Claremont Investment Partners(R), L.L.C.(R)

Bear Market: Prolonged period of falling stock prices.

Bull Market: Prolonged period of rising stock prices.

Capital Appreciation: Growth of an investment.

Common stock: Units of ownership of a public corporation, also referred to as common equity.

Common shareholders' equity: A company's total assets minus its total liabilities (including preferred stock and minority interests).

Defensive Investing: Shift of portfolio assets during periods of market and/or economic uncertainty.

Diversified: The spread of risk by investing in more than one industry category.

Equity securities: Units of ownership of a public corporation.

Fund: The Industry Leaders Fund(R).

Industry Leaders Index(TM): An embodiment of the Industry Leaders Strategy Model that invests in companies with the highest common shareholders' equity and a senior debt rating of "A or better" in a particular industry.

Large Value: A portfolio of companies having a median market capitalization similar to the S&P 500 but with lower price/earnings and price/book ratios.

Minority Interest: On the consolidated balance sheets of companies whose subsidiaries are not wholly owned, the minority interest is shown as a separate equity account or as a liability of indefinite term. On the income statement, the minority's share of income is subtracted to arrive at consolidated net income.

Market Timing: Speculative investment strategy based on prediction of future movement of the stock market.

NAV: Net asset value.

Offering Price: The price at which Fund Shares are sold.

Open End Mutual Fund: A mutual fund that stands ready to redeem (buy back) its shares from investors.

Portfolio: Combined holding of more than one investment.

SAI: Statement of Additional Information.

Strategy Model: The Industry Leaders Strategy Model, a proprietary portfolio allocation and stock selection model developed and owned by the Adviser.

Value Line Investment Survey(R): Independent investment advisory service that analyzes approximately 1700 companies.

                                    Exhibit A
                             Industry Leaders Index
                     List of Companies Included in the Index
                                    6/30/2001

                                                                                Portfolio
Industry                              Company                                   Percentage
---------------------                 ------------------------------           ----------

Advertising                           Interpublic Group Cos. Inc.                  0.1898%
Aerospace/Defense                     Boeing Co                                    1.4907%
Apparel                               VF Corporation                               0.3166%
Auto & Truck                          General Motors Corp                          1.6782%
Bank                                  Bank of America Corp                         2.2500%
Bank                                  JP Morgan Chase & Co                         2.2500%
Bank                                  Wells Fargo & Co                             2.2500%
Bank                                  Bank One Corp                                1.6855%
Bank                                  FleetBoston Financial Corp                   1.6855%
Beverage (Alcoholic)                  Anheuser-Busch Companies Inc.                0.2511%
Beverage (Soft Drinks)                Coca-Cola Co                                 0.8088%
Cement & Aggregates                   Vulcan Materials Co.                         0.1922%
Chemical - Basic                      Du Pont (E.I.) de Nemours & Co               0.8964%
Chemical Diversified                  Minnesota Mining & Manufacturing Company     0.7154%
Chemical Specialty                    Rohm & Haas Co                               0.7643%
Computer and Peripherals              International Business Machines Corp         2.2500%
Computer and Peripherals              Hewlett-Packard Co                           2.0821%
Computer Software & Services          Microsoft Corp                               2.2500%
Computer Software & Services          Electronic Data Systems Corp                 1.4009%
Diversified                           Honeywell International Inc                  2.2148%
Drug                                  Pfizer Inc                                   2.2500%
Drug                                  Merck & Co Inc                               0.8190%
Electric Utility East                 Southern Co/The                              2.2500%
Electric Utility East                 Duke Energy Corp                             0.9254%
Electric Utility West                 XCEL Energy Inc                              0.7966%
Electrical Equipment                  General Electric Co                          2.2500%
Electrical Equipment                  Emerson Electric Co.                         0.6345%
Financial Services Diversified        American International Group                 2.2500%
Financial Services Diversified        Citigroup Inc                                2.2500%
Financial Services Diversified        Fannie Mae                                   2.2500%
Financial Services Diversified        American Express Co                          0.7341%
Financial Services Diversified        Loews Corp                                   0.7341%
Food Processing                       Unilever NV                                  1.3081%
Food Wholesalers                      Sysco Corp                                   0.1706%
Furniture/Home Furnishings            Leggett & Platt Inc.                         0.2612%
Gold/Silver Mining                    Barrick Gold Corp.                           0.2414%
Household Products                    Procter & Gamble Co                          0.8516%
Insurance - Life                      Metlife Inc                                  1.7008%
Insurance - Property &  Casualty      Allstate Corp                                2.2500%
Insurance - Property &  Casualty      Berkshire Hathaway Inc.                      2.2500%

                                                                                Portfolio
Industry                              Company                                   Percentage
---------------------                 ------------------------------           ----------
Insurance - Property &  Casualty      Chubb Corp                                   0.3840%
Machinery                             Caterpillar Inc                              1.1501%
Medical Services                      Cigna Corp                                   1.6478%
Medical Supplies                      Johnson & Johnson                            2.2500%
Medical Supplies                      Abbott Laboratories                          0.0200%
Metal Fabricating                     Illinois Tool Works                          0.3646%
Metals & Mining                       Alcoa Inc                                    0.7548%
Natural Gas Distribution              KeySpan Corporation                          0.4274%
Newspaper                             Tribune Co                                   0.7169%
Paper & Forest Products               Weyerhaeuser Co                              1.5265%
Petroleum Integrated                  Chevron Corp                                 2.2500%
Petroleum Integrated                  Exxon Mobil Corp                             2.2500%
Petroleum Integrated                  Texaco Inc                                   1.8593%
Pharmacy Services                     Walgreen Co.                                 0.3634%
Precision Instrument                  Eastman Kodak Co.                            0.7727%
Publishing                            McGraw-Hill Companies Inc                    0.2310%
Recreation                            Carnival Corp                                0.6845%
Restaurant                            McDonald's Corp                              0.6798%
Retail Building Supply                Home Depot Inc                               0.7784%
Retail Special Lines                  Gap Inc/The                                  1.3269%
Retail Store                          Wal-Mart Stores Inc.                         2.2500%
Retail Store                          Sears, Roebuck And Co.                       0.6243%
Securities Brokerage                  Merrill Lynch & Co Inc                       1.3010%
Securities Brokerage                  Morgan Stanley Dean Witter & Company         1.3010%
Semiconductor                         Intel Corp                                   2.2500%
Semiconductor                         Motorola Inc                                 1.6259%
Semiconductor Capital Equipment       Applied Materials Inc.                       0.4531%
Shoe                                  Nike Inc                                     0.2017%
Steel General                         Nucor Corp.                                  0.1872%
Telecommunications Service            AT&T Corp                                    2.5000%
Telecommunications Service            BellSouth Corp                               2.5000%
Telecommunications Service            SBC Communications Inc                       2.5000%
Telecommunications Service            Verizon Communications Inc                   2.5000%
Telecommunications Service            Alltel Corp.                                 1.8383%
Thrift                                Golden West Financial Corp.                  1.1771%
Tobacco                               Philip Morris Companies Inc                  0.8293%
Toiletries/Cosmetics                  Gillette Company                             0.1527%
Trucking & Transport Leasing          United Parcel Service Inc.                   0.5704%
                                                                                 100.0000%

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                             ADDITIONAL INFORMATION

To request additional information about the Fund, contact your financial adviser or contact the Fund by mail or telephone:

                          The Industry Leaders Fund(R)
                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080
                            Toll Free: (877) 280-1952

The Statement of Additional Information (the "SAI") provides more information about the Fund and is incorporated by reference into this Prospectus, which means that it is considered part of this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The information incorporated by reference is an important part of this Prospectus, and information that the Fund later files with the SEC will automatically update and supersede this information. Information on how to obtain a copy of the SAI is set forth below.

     o You may obtain a free copy of the SAI and the current annual or semi-annual reports, by contacting the Fund at (877) 280-1952.

     o You may also obtain copies of the SAI or financial reports for free by calling or writing your Authorized Securities Dealer.

     o You may review and copy the SAI and/or other reports at the SEC Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

     o Information on the operation of the SEC Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

     o Reports and other information about the Fund is available on the EDGAR database on the SEC internet site at http://www.sec.gov, and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.


     File No.     811-08989

                                [GRAPHIC OMITTED]


                          THE INDUSTRY LEADERS FUND(R)

                                 CLASS L SHARES

                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080
                            Toll Free: (877) 280-1952


                                   Prospectus
                                November 2, 2001



The Industry Leaders Fund(R) Serves Direct, Advised, and Institutional Investors


The Industry Leaders Fund(R) (the "Fund") is an open-end, diversified mutual fund seeking long-term capital appreciation through a proprietary method of investing in the common stock of companies having the highest common shareholders' equity in their respective industries and having a senior debt rating of "Single A or better" as rated by Standard and Poor's and Moody's Investor Service. The Fund is intended for investors who seek investment through a diversified portfolio comprised of companies with large capital. This Prospectus relates to the Class L Shares of the Fund.

Claremont Investment Partners(R), L.L.C. serves as Investment Adviser to the
Fund.

This Prospectus contains important information about investing in the Industry Leaders Fund(R). Please carefully read the Prospectus before you invest and keep it for future reference. Your investment in the Industry Leaders Fund(R) is affected by market fluctuations and there is no guarantee that the Fund will achieve its objectives.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

    For your convenience, a glossary of terms used in this Prospectus may be found on the inside back cover.

                                                                            Page
                                                                            ----

Overview of the Industry Leaders Fund.........................................1
Risk/Return Summary...........................................................1
Objective of the Fund.........................................................1
Principal Investment Strategy of the Fund.....................................1
Principal Risks of Investing in the Fund......................................1
Who May Want to Invest in the Fund............................................2
Fund Performance History......................................................2
Fees and Expenses.............................................................4
Principal Investment Objective................................................5
Investment Strategy...........................................................5
Other Additional Investment Policies..........................................9
Principal Risks of Investing in the Fund......................................9
Hypothetical Performance of the Industry Leaders Index(TM)....................10
Management of the Fund........................................................12
Shareholder Information.......................................................13
How You Can Invest with the Industry Leaders Fund(R)..........................14
How to Buy Shares.............................................................14
How to Redeem Your Shares.....................................................15
Dividends and Distributions...................................................17
Taxes.........................................................................17
Financial Highlights..........................................................18
Glossary of Terms.............................................................20
Exhibit A - List of Companies Included in The Industry Leaders Index(TM)......21
Additional Information........................................................24

                    OVERVIEW OF THE INDUSTRY LEADERS FUND(R)

                               Risk/Return Summary

Objective of the Fund

The Fund seeks to obtain long-term capital appreciation.

Principal Investment Strategy of the Fund

The Fund's approach is to invest substantially all of its assets in companies with the highest common shareholders equity ("CSE") in their respective industries and a senior debt rating of "Single A or better" as rated by Standard and Poor's and Moody's Investor Service.

      o CSE refers to a company's assets minus its liabilities, preferred stock and minority interests.

      o The Fund utilizes the Adviser's patent-pending proprietary investment process, the Industry Leaders Strategy Model (the "Strategy Model").

      o The Fund invests its assets in accordance with the Industry Leaders Index,(TM) an index produced by the Strategy Model.

      o The companies selected by the Strategy Model for Fund investments are predominantly leaders in their respective industries.

      o The Fund anticipates that the investment portfolio will consist of the common stock of approximately 79 large capitalized companies, primarily domestic, from approximately 53 different industries.

Principal Risks of Investing in the Fund

The Fund is subject to the same risks common to all mutual funds that invest in equity securities. You could lose money by investing in the Fund if any of the following occurs:

      o     The stock market goes down.

      o     Fees and expenses are greater than investment returns.

The following risks of loss are particular to investing in the Fund:

      o     The Industry Leaders Index(TM) may not perform as expected.

      o     Large capitalization stocks may fall out of favor with investors.

A detailed discussion of risks is set forth below under the heading "Principal Risks of Investing in the Fund."

Before investing in the Fund, you should read this Prospectus in its entirety and keep in mind all of the following:

      o Mutual fund shares are subject to risks, including possible loss of your principal investment.

      o Mutual fund shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government or private agency.

      o Mutual fund shares are not deposit obligations of any bank, nor are they guaranteed, endorsed, or insured by any bank or other institution.

Who May Want to Invest in the Fund

The Fund may be a suitable investment if you are:

      o     Seeking investment over the long term;

      o     Seeking investment mainly in U.S. companies; or

      o Seeking a systematic, disciplined and indexed large capitalization strategy.

However, the Fund is NOT appropriate if you are:

      o     Seeking short-term gains or current income;

      o Seeking absolute predictability and stability of investment principal; or

      o     Not willing to take any risk of losing money on an investment.

Fund Performance History

TOTAL RETURNS

The bar chart below shows the annual total return for the Fund for each complete calendar year since the Fund commenced operations.* This chart provides some indication of the risks of an investment in the Fund. Looking at how a fund has done in the past is important--but a fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

[bar chart omitted]

                                Class I Shares**


                                  2000 -0.51%


* This bar chart reflects total returns for Class I Shares of the Industry Leaders Fund(R). Class I Shares are not being offered by this Prospectus, but represent investments in the same portfolio of securities as Class L Shares. Investment returns for these classes would be substantially similar, and would differ only to the extent that they do not have the same expenses.


** The year-to-date return for the Class I Shares as of June 30, 2001 is -2.62% and represents performance based on investment according to The Industry Leaders Broad Market Index(TM), the original index produced by the Strategy Model but no longer used by the Fund. As of June 28, 2001, the Fund follows the Industry Leaders Index(TM). Additional information about total returns may be found in the Financial Highlights table at the end of this Prospectus.

BEST AND WORST QUARTERS

           Best Quarter      Quarter Ended June 30, 1999            10.01%
           Worst Quarter     Quarter Ended September 30, 1999       -9.01%

The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance over time with that of the Standard and Poor's 500 Index(R) ("S&P 500"), a widely recognized unmanaged index of stock performance, and the Standard and Poor's Barra Value Index(R) ("S&P Barra Value"), which shows performance of the value component of the S&P 500. These figures are for periods ended December 31, 2000.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                              Since Inception
                                                 One Year     (March 17, 1999)
                                                 --------     ----------------


Industry Leaders Fund - Class I                   -0.51%             2.02%
S & P 500 Index*                                  -9.10%             1.95%
S & P Barra Value*                                 6.07%             7.60%

* Investors should note that the Fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.


Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class L Shares of the Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)

---------------------------------------------------------------------- ---------
                                                                        Class L
---------------------------------------------------------------------- ---------
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                             None
---------------------------------------------------------------------- ---------
Maximum Deferred Sales Charge (Load)                                      None
---------------------------------------------------------------------- ---------
Maximum Sales Charge (Load) on Reinvested Dividends                       None
---------------------------------------------------------------------- ---------
Redemption Fees (as a percentage of lesser of purchase
price or amount redeemed)                                                 None
---------------------------------------------------------------------- ---------
Maximum Account Fees                                                      None
---------------------------------------------------------------------- ---------

                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)

----------------------------------------------------------------- --------------
                                                                      Class L
----------------------------------------------------------------- --------------
Management Fees                                                        0.30%
----------------------------------------------------------------- --------------
Shareholder Services Plan Fees                                         None
----------------------------------------------------------------- --------------
Other Fund and/or Service Expenses                                     0.08%
----------------------------------------------------------------- --------------
Total Annual Fund Operating Expenses                                   0.38%
----------------------------------------------------------------- --------------

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 Class L
       ---------------- -------------- ------------- --------------
           1 year          3 years       5 years       10 years
       ---------------- -------------- ------------- --------------
             $40            $132           $242          $614
       ---------------- -------------- ------------- --------------

                         PRINCIPAL INVESTMENT OBJECTIVE

       The Fund's objective is to obtain long-term capital appreciation.

                               INVESTMENT STRATEGY

The Fund's principal investment strategy is to invest substantially all of its assets in a broad number of industries and companies with the highest common shareholders equity ("CSE") in their respective industries while carrying a senior debt rating of "Single A or better" by Moody's Investor Service and Standard and Poor's. The Fund defines an "Industry Leader" as a company that has the highest common shareholders' equity in a particular Industry and the requisite debt rating and no other company in that Industry has 98% or more of that Industry Leader's amount of CSE. To implement this investment approach, the Fund utilizes the Adviser's patent-pending proprietary investment process, the Industry Leaders Strategy Model (the "Strategy Model") and invests its assets in accordance with The Industry Leaders Index(TM) ("ILI(TM)"), an index produced by the Strategy Model. The companies selected by the Strategy Model for Fund investment are predominantly leaders in their respective industries. The Fund anticipates that the investment portfolio during most periods will include approximately 79 primarily domestic companies representing approximately 53 different industries.


The Fund investment portfolio is constructed by the ILI(TM) according to the following steps:

The Industry Leaders Strategy Model Universe

1. Companies and industries that are listed in the Value Line Investment Survey(R) ("Value Line") form the starting point for identifying the companies included in the Strategy Model universe. Value Line lists approximately 1,700 companies and classifies each company into an industry category (each, an "Industry").

2. The Strategy Model universe is comprised of all Value Line listed companies except for the following exclusions:

(a) The Strategy Model excludes from its universe companies that are in the following current Industries:

      o     Canadian Banks
      o     Canadian Energy
      o     Foreign Electronics/ Entertainment
      o     Foreign Telecommunications
      o     Investment Companies (Closed-End Domestic)
      o     Investment Companies (Foreign Funds)
      o     Investment Companies (Income)

(The particular Industries excluded may change from time to time).

(b) The Strategy Model excludes from its universe companies whose shares are not directly traded in the United States (e.g., American Depository Receipts, commonly referred to as "ADRs").

(c) The Strategy Model also excludes from its universe companies included in Value Line as Miscellaneous but which have not yet been assigned an Industry category.

3. In establishing its universe of stocks, the Strategy Model also adjusts the Industry category of "Banks" to include "Banks Midwest" so as to unify the Banking Industry analysis. Industries and companies are included in the Strategy Model universe only for the periods during which they are listed in Value Line.

Portfolio Allocation using the Industry Leaders Index(TM)

4. The Strategy Model then identifies the CSE of each company included in the Strategy Model universe. CSE refers to a company's assets minus its liabilities, preferred stock and minority interests. All of the foregoing information is obtained from publicly available financial statements that each company in the Strategy Model universe is required by law to file with the U.S. Securities and Exchange Commission ("SEC") on a quarterly basis. Each financial statement identifies as separate line items, the company's assets, liabilities, preferred stock and minority interests.

5. The Strategy Model calculates monthly totals of CSE within each industry found in the Strategy Model universe. The Industry Leaders Index(TM) (the "ILI(TM)") requires a portfolio of companies with a senior debt rating of "Single A or better" ("Satisfactory Company"). If the company with the largest CSE within an industry is a Satisfactory Company, then the industry is included in the ILI(TM) universe. If the company with the largest CSE does not have a debt rating or if the debt rating is below "Single A" ("Unsatisfactory Company") then the next largest company is considered. If the company with the second largest CSE is a Satisfactory Company, then the industry is included in the ILI(TM) universe total. If the company with the second largest CSE is not rated, or if it is an Unsatisfactory Company, then the industry is omitted from the ILI(TM) universe total.

6. The ILI(TM) calculates a monthly grand total of common shareholders equity for all industries included in the index's universe.

7. By dividing the total CSE within each industry by the grand total of CSE found in the Index universe, a monthly industry investment allocation is created. For example, if the grand total of CSE was $2.9 trillion and the industry of "Auto & Truck" had an aggregate CSE of $47.6 billion, then the ILI(TM) would allocate 1.64% of the Fund to the Auto & Truck industry.

8. This process is repeated for all industries in the ILI(TM)universe.

Specific Portfolio Investments

9. After the Industry allocation is calculated, specific company investments are determined. Continuing the above example, if General Motors had the highest CSE and the requisite debt rating, 98% of the CSE of $29.3 billion would be $28.7 billion. Assuming no other company in the Auto & Truck industry had $28.7 billion or more in CSE and was a Satisfactory Company, the Fund would invest the entire 1.64% in General Motors common stock.

10. In the event multiple companies are to be included in an Industry because the second place company falls within 98% of the CSE of the first chosen company and is a Satisfactory Company, the portfolio allocation is divided equally between the companies selected. For example, if 2.60% of the portfolio should be allocated to the Securities and Brokerage Industry and the analysis showed that Merrill Lynch had the highest CSE and is a Satisfactory Company, but the CSE of Morgan Stanley Dean Witter was within 98% of the CSE of Merrill Lynch and is a Satisfactory Company, the Fund would invest 1.3% of the portfolio in each of the two companies.

11. The ILI(TM) has a portfolio allocation limit of 2.25% for any single company in an industry whose total is less than 11.25%. For industries greater than 11.25%, the limit increases to 2.5%. An Industry with a portfolio allocation greater than 2.25% requires additional representatives until the allocation is filled. For example, if the ILI(TM) has 9.0% in the Banking Industry, the minimum number of representatives for the Banking Industry would be 4 (4 times 2.25%).

12. For an Industry that is less than 2.25% of the portfolio, the ILI(TM) passes over the company with the largest CSE if it is an Unsatisfactory Company for the company with the second largest CSE, assuming it is a Satisfactory Company and allots the entire Industry percentage to that company.

13. The 98% leader differentiation rule is also maintained with respect to portfolio investments that are made in an Industry that has a portfolio allocation greater than the 2.25%. For example, if the Electric Utility East Industry portfolio allocation is 3.17% and Southern Company is the Industry Leader, with Duke Energy as the second Industry Leader but not having its CSE equal an amount of 98% or more of the CSE of Southern Company, the Fund would invest 2.25% in Southern Company and the balance of the Industry portfolio allocation of 0.92% in Duke Energy. In the event that Duke Energy had its CSE equal 98% or more of the CSE of Southern Company, the Fund would divide its 3.17% Electric Utility East Industry portfolio allocation for equal investment in each of the two companies.

14. For Industries greater than 2.25% of the portfolio, the ILI(TM) allows one company to be passed over for each 2.25% of portfolio allocation. For example: in the Telecommunication Services Industry, with 11.88% of portfolio allocation, the company with the largest CSE is

AT&T, a Satisfactory Company. AT&T carries 2.5% of the portfolio (the Industry is greater than 11.25% and the maximum is increased to 2.5%). The next 2 largest CSE's are Unsatisfactory Companies (WorldCom and Qwest Communications), which are passed over. The next three largest CSE's are Satisfactory Companies (Verizon Communications, SBC Communications and BellSouth Corp) and are allocated 2.5% of the portfolio. The next largest CSE is Alltel Corp., a Satisfactory Company that carries the last 1.88% of the portfolio. If Alltel Corp. is an Unsatisfactory Company, the ILI(TM) omits the company and looks to fill the balance of the Industry's allocation in the next three largest CSE's. Since the Industry has a minimum of 5 companies to represent it, it is allowed to pass over 5 Unsatisfactory Companies. In this example, if a fifth representative was not found, the ILI(TM) would carry the fifth allocation in cash. However, if the Industry only had 3 satisfactory companies, and had reached the sixth Unsatisfactory Company, the Industry would be eliminated by the ILI(TM). The ILI(TM) allows a maximum of 2.5% of cash in each Industry, a rare occurrence that has happened only once in the 6.5 years of back-testing.

15. The ILI(TM) is rebalanced after the close of business on the last business day of the month. The Fund portfolio is rebalanced at the beginning of the next month. The Fund may also rebalance the portfolio intra-month. As subscriptions and redemptions occur, and in response to market movement, the Adviser has the ability to rebalance the Fund to the proper portfolio allocation.

Portfolio Characteristics.

As a result of following the ILI(TM), the Fund's portfolio is expected to have the following general characteristics:

1. Consist of approximately 79 Industry-leading companies which represent investments in approximately 53 different Industries;

2.    Consist primarily of U.S. common stocks;

3. Not have more than 2.25% of Fund portfolio assets in any one company, (other than the rare occasion when an Industry accounts for more than 11.25% of the universe, when the limit is 2.5%); and

4.    Not have the top 10 holdings exceed 25% of the Fund's portfolio.


The portfolio constructed by the ILI(TM) is expected to be classified as "Large Value," which generally refers to a portfolio of companies having a median market capitalization similar to the S&P 500 but with lower price/earnings and price/book ratios. Notwithstanding that classification, the Fund's portfolio is also expected to contain a number of stocks that would traditionally be classified as growth companies. Growth companies add to the diversity of the Fund's portfolio. As with all Fund investments, growth industries and companies are represented in the Fund portfolio only with reference to their CSE, not their market capitalization. As a result, the Fund portfolio will hold smaller investments in growth companies than a growth or blend index fund. In this way, the ILI(TM) creates, allocates and maintains a broadly diversified portfolio of companies that have the highest CSE of their respective Industry.

As noted above, the ILI(TM) is rebalanced after the close of business on the last business day of each month and the Fund portfolio is rebalanced at the beginning of the next month. The

Adviser expects to make Fund investments and redemptions between such rebalancing (due to purchases and redemptions of Fund Shares) on a pro rata basis so as to maintain the ILI(TM) with respect to the percentage of each stock held in the portfolio. The Adviser expects the Fund portfolio to drift marginally from the precise allocation of the ILI(TM) between monthly rebalancing, but will attempt to minimize any differences through pro rata apportionment of interim period purchases and sales.

A list of all Industries and companies in the Fund portfolio as of June 30, 2001 is included at the end of this Prospectus as part of Exhibit A, as well as a list of all Industries analyzed by the Strategy Model during the past 14.5 years. Exhibit A also sets forth a list of Industries previously included in the Strategy Model, with the dates of inclusion, as well as a list of Industries previously excluded from the Strategy Model which are no longer categorized as separate Industries by Value Line.

The ILI(TM) has been tested by comparing its results to publicly available data from the past six and a half years; however, there can be no assurance of success with respect to any future performance of the Fund.

The Industry Leaders Fund(R) The Industry Leaders Index(TM) and Claremont Investment Partners(R) L.L.C., have no affiliation with The Value Line Investment Survey.(R) The Value Line Investment Survey(R) is a registered trademark of Value Line Publishing, Inc. The Value Line Investment Survey(R) makes no representation regarding the advisability of investing in the Industry Leaders Fund(R).

The Industry Leaders Fund(R) and The Industry Leaders Index(TM) are trademarks of Claremont Investment Partners(R), L.L.C.

                      OTHER ADDITIONAL INVESTMENT POLICIES

Under normal market conditions, at any given time, the Fund will not:

      o     Invest in debt securities or preferred stocks.

      o Hedge investments by engaging in speculative asset management, such as short sales, puts, calls, warrants or stock option contracts.

      o     Make Fund portfolio decisions based on short-term performance goals.

      o Invest "defensively" against particular market or economic conditions, such as shift a substantial portion of Fund portfolio assets to cash or cash equivalents.

      o Otherwise make investments that are inconsistent with the Fund's principal long-term strategy.

The Fund will attempt to remain fully invested; however, it may not always be fully invested for several reasons, including, but not limited to, obtaining economic efficiency with respect to brokerage costs. The Adviser may use short-term cash management instruments to temporarily hold uninvested Fund assets.

Principal Risks of Investing in the Fund

Investing in the Fund involves risks common to the risks of investing in any equity mutual fund: o The Fund invests in common stocks that may decrease in value. Therefore, the value of your investment in the Fund may also decrease.

      o Declines in the market as a whole may cause you to lose some or all of your investment.

      o The Fund could lose money if the stocks selected for the Fund's portfolio are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecasts, negative publicity or industry specific market cycles.

      o It can take many months or possibly years to recover a loss. Historically, some stock market declines have ended quickly while others have continued for sustained periods of time. It is impossible to predict either the timing or severity of a downward-trend market.

      o Periods of unusually high returns have historically increased the risk of investing in stocks for subsequent periods. The upward trend market (i.e., a "bull market") during the past several years has been an unusual growth period for most major stock market indexes, producing substantial average annual returns. However, these returns may not continue in the future as indicated by recent volatility in most markets.

In addition to risks common to all equity mutual funds, the following risks are particular to investing in the Fund:

      o There can be no assurance that the ILI(TM) will perform as expected or that the Fund will be successful in replicating the results indicated from comparing its results to publicly available data from the past six and a half years.

      o The Fund has only a short operating history and therefore a limited past performance record to guide prospective investors in their decision whether or not to invest in Shares of the Fund.

Each prospective investor must assess all of the risks of investing in a stock-based mutual fund in general, and the risks of investing in the Fund in particular. It is important that you understand your level of financial-risk tolerance. The impact of a downward-trend market also depends not only upon the extent of a decline, but also upon your individual time horizon. For example, a downward-trend market may be harder to tolerate if you are retired or nearing retirement. Ask yourself these questions:

            o     What can I tolerate losing?

            o If my investment incurs a loss, how long can I wait for a market rebound?

            o     What are my other financial resources?

Investors should remember that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other private organization or government agency. As a result, investment losses are not covered by any kind of insurance.

                           HYPOTHETICAL PERFORMANCE OF
                         THE INDUSTRY LEADERS INDEX(TM)

The following tables compare the actual performance of the S&P Barra Value and the S&P 500, with the hypothetical results of the ILI(TM) (minus fees and expenses related to operation of the Fund) for various historical periods (as indicated in the tables below).* Total returns of the ILI(TM) are returns on a hypothetical portfolio composed of stocks selected by the ILI(TM) and rebalanced monthly. Although the Fund will attempt to remain fully invested, the Adviser expects that up to 2% of Fund assets may at times be held in short-term instruments for cash management purposes. These cash management purposes primarily address aggregating portfolio purchases to obtain efficiency in brokerage costs and/or honoring redemption requests without liquidating stock holdings. As all Fund expenses are paid by the Adviser and not out of Fund assets (except for the Fund's Shareholder Services Fees, the Advisory Fee, the Administrative Fee, brokerage commissions and SEC fees), the Adviser believes that carrying a maximum of 2% of assets in cash at any given time will be reasonably sufficient to satisfy the Fund's cash management needs while maintaining the Fund portfolio's balance with the ILI(TM). The effects on ILI(TM) returns of such cash management have been taken into account in calculating hypothetical performance of the ILI(TM) in the tables below by reference to the federal funds rate for each period shown, less a discount of 0.001%, which is the approximate commercially available rate of return which the Fund could have expected to receive during the periods shown and in the foreseeable future. There can be no assurance in this regard.

All returns of the ILI(TM) contained in the charts below are net of all deductions for Fund operating expenses which would have been incurred by Shareholders during the periods presented. The charts reflect continued investment, reinvestment of dividends and other earnings, without redemptions.

The S&P Barra Value and the S&P 500 are indexes that have no costs or expenses of operations; however, their total return amounts reflect reinvestment of dividends for purposes of general comparison to the ILI(TM). Of course, past hypothetical results of the ILI(TM) do not necessarily indicate future performance of the ILI(TM) or earnings of the Fund.

Prospective investors should note that during most of the periods shown below large capitalized stocks experienced substantial price appreciation.

The performance results of the ILI(TM) are hypothetical and should not be considered predictive of the investment expertise of the Adviser. No investments using clients' assets were made in connection with the retroactive application of the back-tested ILI(TM), which was developed with the benefit of retrospective trial and analysis. Please note that the hypothetical returns of the ILI(TM) set forth below are derived only from testing the ILI(TM) after the end of the periods depicted and do not represent actual trading returns.

                 Comparative Hypothetical Average Annual Return
                         Performance of the ILI(TM) 1,2

                      ILI(TM)3
      Period           Class L            S&P Barra Value              S&P 500
      ------           --------           ---------------              -------

     1 Year4            6.13%                  7.94%                   -14.82%
     3 Years5           5.78%                  6.07%                     3.87%
     5 Years6          16.26%                 14.35%                    14.46%
     10 Years7         16.76%                 15.18%                    15.09%

          Comparative Actual and Hypothetical Cumulative Total Returns
                         Performance of the ILI(TM) 1,2

                           ILI(TM) 3
      Period                Class L             S&P Barra Value         S&P 500
      ------               ---------            ---------------         -------
     1 Year4                  6.13%                   7.94%              -14.82%
     3 Years5                18.35%                  19.35%               12.08%
     5 Years6               112.14%                  95.48%               96.50%
     10 Years7              371.06%                 310.87%              307.91%

1    Past performance does not guarantee future results.
2 The S&P Barra Value is a styled index that represents the large cap value component of the S&P 500. The S&P 500 represents the 500 largest capitalized stocks in the US market according to Standard & Poor's. These indexes do not include investment management fees and transaction costs.
3    ILI(TM)calculated as described in the "Investment Strategy" section.
4    7/1/00 to 6/30/01.
5    6/30/98 to 6/30/01.
6    6/30/96 to 6/30/01.
7    6/30/90 to 6/30/01.

                             MANAGEMENT OF THE FUND

Investment Adviser

Claremont Investments Partners,(R) L.L.C. serves as Investment Adviser to the Fund (the "Adviser"). The Adviser manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Trustees. The Adviser is registered as an investment adviser with the SEC. The Adviser began conducting business in 1996. Since then, its principal business has been the development of the Strategy Model and indexes it produces. Until June 28, 2001, the Adviser managed the Fund according to The Industry Leaders Broad Market Index(TM), the original index produced by the Strategy Model. Thereafter, the Adviser began managing the Fund according to the ILI(TM). The Adviser's principal address is 104 Summit Avenue, P.O. Box 80, Summit, New Jersey 07902-0080. The Adviser also acts as the Fund's administrator and fund accountant.

Advisory Management Fees

For investment advisory services, the Fund pays the Adviser at the annual rate of 0.30% of the Fund's average daily net assets, computed daily and payable monthly. Except for advisory fees and administrative fees (described below), the Adviser pays for all of the costs and expenses related to operation of the Fund. Brokerage commissions and SEC fees applicable to brokerage transactions are included in the Fund's transaction costs and are therefore incorporated in the net prices of the securities the Fund purchases and sells.

Administrative Fees


For administrative services, Class L Shares pays the Adviser at the annual rate of 0.8% of the Fund's average annual daily net assets, computed daily and payable monthly. Administrative services include, but are not limited to providing statistical and research data, clerical services, internal compliance, participation in the updating of the Prospectus, annual and semi-annual reports, and maintaining the books and records of the Fund. Fund accounting is also included under the administrative fee.


Chief Executive Officer

The CEO of the Adviser and of the Fund is Barry F. Sullivan. Mr. Sullivan currently serves as Vice Chairman of Sithe Energies, Inc. and also serves on the Boards of Directors of Merrill Lynch International Bank and The Guardian Life Insurance Company of America. He formerly served on the Board of Trustees of the University of Chicago. Mr. Sullivan has served as Chairman and CEO of First Chicago Corporation, the parent company of First National Bank of Chicago. Mr. Sullivan also served in various executive capacities at Chase Manhattan Bank, N.A., including Executive Vice President and Member of the Management Committee, from June 1957 through 1980. Mr. Sullivan graduated from Columbia University and obtained an M.B.A. from the University of Chicago Graduate School of Business. Mr. Sullivan is presently a candidate for a Ph.D. from Fordham University. Mr. Sullivan holds honorary doctoral degrees awarded by De Paul University and the University of Chicago. Barry F. Sullivan is the father of the Portfolio Manager, Gerald P. Sullivan.

Portfolio Manager

The Adviser's portfolio manager for the Fund is Gerald P. Sullivan. Mr. Sullivan, President of the Adviser and the Fund, has been associated with the Adviser since 1996. Previous to that he was a Vice President of First Fidelity Bancorporation, a Managing Director of Hilliard Farber & Co., and a Management Analyst for The Atlanta Committee for the Olympic Games. Mr. Sullivan obtained his undergraduate degree from Columbia University and holds an M.B.A. from the University of Chicago Graduate School of Business.

                             SHAREHOLDER INFORMATION

How the Fund's Shares are Priced

The net asset value ("NAV"), multiplied by the number of Fund Shares you own, gives you the value of your investment.

The Fund calculates the NAV each business day, as of the close of the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. Shares will not be priced on days that the New York Stock Exchange is closed for trading. Any Shares that you purchase or redeem are valued at the next share price calculated after the Fund receives your investment instructions. A business day is a day on which the NYSE is open for trading.

The Fund calculates the NAV by adding up the total value of the Fund's investments and other assets, subtracting Fund liabilities, and then dividing that figure by the number of the Fund's outstanding Shares. The value of an investment in a mutual fund is based upon the NAV determined by that mutual fund. The following formula expresses the NAV on a per share basis:

                            Total Assets Less Liabilities
                    NAV =   ------------------------------
                            Number of Shares Outstanding


You can find the NAV of many mutual funds every day in newspapers such as The Wall Street Journal. However, some newspapers do not publish information about a particular mutual fund until it has a minimum number of shareholders or minimum level of assets. You can find the NAV of the Fund on the Internet through a financial portal such as Moneycentral.com or Yahoo.com.

The Fund's investments are valued based on market price. If market quotations are not readily available, the Fund's investments will be valued based on fair value as determined in good faith by the Fund's board.

              HOW YOU CAN INVEST WITH THE INDUSTRY LEADERS FUND(R)

This section tells you how to open an account and how to buy Shares after your account is open. Below is a description of the minimum investment requirements for the Fund, any additional expenses and the procedures to follow if you decide to buy Shares of the Fund. Please read the entire Prospectus carefully before buying Shares of the Fund.

Investors choosing to purchase or redeem their Shares through a broker/dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem Shares directly from the Fund will not incur charges on purchases or redemptions.

How to Buy Shares

      o Investors may invest directly in Class L Shares. To do this, simply complete and return an account application. Wire instructions will be provided to you upon establishment of the account.

Minimum Investments:

      o $5,000,000 minimum initial investment and minimum subsequent investments of $250,000.

Purchase Shares by Wire

To open a new account by wire, please call the Fund toll free at (877) 280-1952. A representative will assist you to obtain an account application by fax (or mail), which must be completed, signed and faxed (or mailed) to the Fund before payment by wire may be made.

The order is considered received when the Fund's custodian bank (the "Custodian") receives payment by wire. However, the signed and completed original account application must be mailed to the Fund on the same day the wire payment is made. See "Opening an Account - By Mail" above. The Fund will not permit redemptions until the Fund receives the application in proper form. Third party financial institutions may charge a fee for wire transfers.

Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund reserves the right to charge Shareholders for this service in the future.

To purchase additional Shares by wire transfer, you must have an existing account that has been previously established. In order to ensure that wire orders are invested promptly, investors must call the Fund at (877) 280-1952 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. Be sure to have the wiring bank include your current account number and the name in which your account is registered.

Limitations on Purchases

The Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including (a) purchase orders made with foreign checks and third party checks not originally made payable to the order of the investor and
(b) orders that are reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its Shares. The Fund does not currently provide for exchange privileges between different classes of the Fund.

                            HOW TO REDEEM YOUR SHARES

This section explains how you can sell your Fund Shares. Shares will be redeemed at the NAV next calculated after receipt of the redemption order.

Redemption by Telephone

The Fund makes telephone privileges available to you automatically unless you specifically decline them on your application or subsequently, in writing. Telephone redemptions must be for at least $100 and can be made by calling the Fund at (877) 280-1952. Be prepared to provide your account number, taxpayer identification number (social security number) and other personal identification information. Unless you have instructed otherwise, only one account owner needs to call in redemption requests. You may request that redemption proceeds be sent electronically directly to a domestic commercial bank account previously designated by you on the Account Registration Form or mailed directly to your address of record. A wire transfer requires a $5,000 minimum. All proceeds from telephone redemptions may be delivered only to the address of record for such account. The Fund will not be liable for any losses incurred if it follows telephone instructions that it reasonably believes are genuine.

The Fund employs procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, requesting additional personal identification information, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary conditions, Fund Shareholders are unable to effect telephone transactions, Fund Shareholders may also fax and/or mail the redemption request to the Fund at the address shown on the front page of this Prospectus.

Redemption Payment Policies

Under most circumstances, redemption payments will be transmitted on the next business day following receipt of a valid request for redemption. Although it is not the Fund's policy to delay redemption payments, the Fund reserves the right to delay payment of a redemption for up to five business days. The Fund may also delay payment of redemptions under extraordinary circumstances or as the SEC permits in order to protect remaining Fund Shareholders.

Although no fees are currently in effect for wiring funds, the Fund reserves the right to pass through to Fund Shareholders any third-party surcharges incurred by the Fund in wiring proceeds of a Shareholder's redemption.

The Fund does not provide for waiver of any fees in connection with re-investments in the Fund after redeeming Shares.

Changes in Account Address of Record

To change an account address of record, the account holder must make a written request to the Fund. Such request must contain a signature guarantee, as detailed below.

Signature Guarantees

For purposes of the Fund's policy on signature guarantees, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Fund reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The Fund does not accept notarized signatures.

                           DIVIDENDS AND DISTRIBUTIONS

Dividend and Capital Gain Distribution Options

The Fund passes along to your account your share of investment earnings in the form of dividends. Fund dividend distributions are the net dividends earned on investments after Fund expenses. The Fund will, at least annually, declare and pay dividends from its net investment income and distribute any net capital gains obtained through Fund investment transactions.
You may select one of the following ways for the Fund to make your distributions:

Automatic Reinvestment Option: You may automatically buy new Shares of your Fund class. The new Shares are purchased at NAV generally on the day the income is paid. This option is implemented automatically for your Fund account unless you instruct the Fund otherwise.

Direct Deposit Option: You may have your dividends and capital gains deposited into any bank account you link to your Fund account if it is part of the ACH system. If your specified bank account is closed, the Fund will automatically reinvest your distributions.

Check Payment Option: You may receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature-guaranteed instructions. If checks remain uncashed for six months, or the Post Office cannot deliver them, the Fund will automatically reinvest your distributions.

You may change your distribution option at any time by calling or writing to the Fund. The Fund must receive any change five business days (ten business days for electronic fund transfers) prior to a dividend or capital gain distribution payment date, in order for the change to be effective for that payment.

                                      TAXES

The Fund intends to continue to qualify as a regulated investment company. This status exempts the Fund from paying federal income tax on the earnings or capital gains it distributes to its Shareholders.

In general, your investment in the Fund will be subject to the following tax consequences:

      o Ordinary dividends received by the Fund and passed through to Shareholders are taxable as ordinary income.

      o Distribution from the Fund's net long-term capital gains are taxable as capital gain

      o You are subject to taxation on automatically reinvested dividends and distributions, as well as dividends and distributions which are distributed in cash.

      o Dividends and distributions may also be subject to state and local taxes.

      o Certain dividends paid to you, in January, will be taxable as if they had been paid the previous December.

      o After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year. When you sell (i.e., redeem) Shares of the Fund, you may recognize taxable gain or loss.

For the foregoing reasons, you should keep all of your Fund statements for accurate tax and accounting purposes.

The tax information above is for your general information. A more detailed discussion of federal income tax considerations may be found in the Fund's Statement of Additional Information. The foregoing information is not intended to provide complete tax planning advice. Please consult with your own tax professional prior to investing in the Fund.

                              FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the period of operation from the date of inception, March 17, 1999 to the end of the Fund's fiscal year, June 30, 2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Since Class L has no operations as yet, the table relates to the Class I Shares of the Fund which are not offered in this Prospectus, but represent investments in the same portfolio of securities. The financial highlights of the two classes will differ to the extent that they do not have the same expenses. This information has been audited by McCurdy & Associates CPA's, Inc. of Westlake Ohio, whose report is included in the Fund's Annual Report. The Fund's financial statements are also included in the Fund's Annual Report. You may obtain a copy of the Annual Report without charge from the Fund upon request. For the period March 17, 1999 (Commencement of Operations) to June 30, 2001:


Class I - Financial Highlights
------------------------------------------------------------ ------------------ ------------------- ------------------
                                                             Year ended June    Year ended June     Year Ended June
Selected Per Share Data                                      30, 2001           30, 2000            30, 1999 (a)
------------------------------------------------------------ ------------------ ------------------- ------------------
Net asset value, beginning of period                         $10.16             $ 10.77             $ 10.00
------------------------------------------------------------ ------------------ ------------------- ------------------
Income from investment operations
------------------------------------------------------------ ------------------ ------------------- ------------------
     Net investment income                                   0.08               0.11                0.04
------------------------------------------------------------ ------------------ ------------------- ------------------
     Net realized and unrealized loss                        (0.32)             (0.54)              0.73
------------------------------------------------------------ ------------------ ------------------- ------------------
Total from investment operations                             (0.24)             (0.43)              0.77
------------------------------------------------------------ ------------------ ------------------- ------------------
Distributions
------------------------------------------------------------ ------------------ ------------------- ------------------
     Net investment income                                   (0.04)             (0.08)              0.00
------------------------------------------------------------ ------------------ ------------------- ------------------
     Net realized gains                                      (0.23)             (0.10)              0.00
------------------------------------------------------------ ------------------ ------------------- ------------------
Total Distributions                                          (0.27)             (0.18)              0.00
------------------------------------------------------------ ------------------ ------------------- ------------------
Net asset value, end of period                               $9.65              $10.16              $10.77
------------------------------------------------------------ ------------------ ------------------- ------------------
Total Return                                                 (2.65%)            (3.92%)             7.70% (b)
------------------------------------------------------------ ------------------ ------------------- ------------------
Ratios and Supplemental Data
------------------------------------------------------------ ------------------ ------------------- ------------------
Net assets, end of period (000)                              $2,616             $2,021              $1,624
------------------------------------------------------------ ------------------ ------------------- ------------------
Ratio of expenses to average net assets                      0.70%              0.70%               0.70% (c)
------------------------------------------------------------ ------------------ ------------------- ------------------
Ratio of net investment income to                            0.83%              1.10%               1.39% (c)
average net assets
------------------------------------------------------------ ------------------ ------------------- ------------------
Portfolio turnover rate                                      146.92%            78.04%              64.93%(c)
------------------------------------------------------------ ------------------ ------------------- ------------------

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized.

                                GLOSSARY OF TERMS

Adviser: Claremont Investment Partners(R), L.L.C.

Bear Market: Prolonged period of falling stock prices.

Bull Market: Prolonged period of rising stock prices.

Capital Appreciation: Growth of an investment.

Common stock: Units of ownership of a public corporation, also referred to as common equity.

Common shareholders' equity: A company's total assets minus its total liabilities (including preferred stock and minority interests).

Defensive Investing: Shift of portfolio assets during periods of market and/or economic uncertainty.

Diversified: The spread of risk by investing in more than one industry category.

Equity securities: Units of ownership of a public corporation.

Fund: The Industry Leaders Fund(R).

Industry Leaders Index(TM): An embodiment of the Industry Leaders Strategy Model that invests in companies with the highest common shareholders' equity and a senior debt rating of "A or better" in a particular industry.

Large Value: A portfolio of companies having a median market capitalization similar to the S&P 500 but with lower price/earnings and price/book ratios.

Minority Interest: On the consolidated balance sheets of companies whose subsidiaries are not wholly owned, the minority interest is shown as a separate equity account or as a liability of indefinite term. On the income statement, the minority's share of income is subtracted to arrive at consolidated net income.

Market Timing: Speculative investment strategy based on prediction of future movement of the stock market.

NAV: Net asset value.

Offering Price: The price at which Fund Shares are sold.

Open End Mutual Fund: A mutual fund that stands ready to redeem (buy back) its shares from investors.

Portfolio: Combined holding of more than one investment.

SAI: Statement of Additional Information.

Strategy Model: The Industry Leaders Strategy Model, a proprietary portfolio allocation and stock selection model developed and owned by the Adviser.

Value Line Investment Survey(R): Independent investment advisory service that analyzes approximately 1700 companies.

                                    Exhibit A
                             Industry Leaders Index
                     List of Companies Included in the Index
                                    6/30/2001

                                                                                Portfolio
Industry                              Company                                   Percentage
---------------------                 ------------------------------           ----------

Advertising                           Interpublic Group Cos. Inc.                  0.1898%
Aerospace/Defense                     Boeing Co                                    1.4907%
Apparel                               VF Corporation                               0.3166%
Auto & Truck                          General Motors Corp                          1.6782%
Bank                                  Bank of America Corp                         2.2500%
Bank                                  JP Morgan Chase & Co                         2.2500%
Bank                                  Wells Fargo & Co                             2.2500%
Bank                                  Bank One Corp                                1.6855%
Bank                                  FleetBoston Financial Corp                   1.6855%
Beverage (Alcoholic)                  Anheuser-Busch Companies Inc.                0.2511%
Beverage (Soft Drinks)                Coca-Cola Co                                 0.8088%
Cement & Aggregates                   Vulcan Materials Co.                         0.1922%
Chemical - Basic                      Du Pont (E.I.) de Nemours & Co               0.8964%
Chemical Diversified                  Minnesota Mining & Manufacturing Company     0.7154%
Chemical Specialty                    Rohm & Haas Co                               0.7643%
Computer and Peripherals              International Business Machines Corp         2.2500%
Computer and Peripherals              Hewlett-Packard Co                           2.0821%
Computer Software & Services          Microsoft Corp                               2.2500%
Computer Software & Services          Electronic Data Systems Corp                 1.4009%
Diversified                           Honeywell International Inc                  2.2148%
Drug                                  Pfizer Inc                                   2.2500%
Drug                                  Merck & Co Inc                               0.8190%
Electric Utility East                 Southern Co/The                              2.2500%
Electric Utility East                 Duke Energy Corp                             0.9254%
Electric Utility West                 XCEL Energy Inc                              0.7966%
Electrical Equipment                  General Electric Co                          2.2500%
Electrical Equipment                  Emerson Electric Co.                         0.6345%
Financial Services Diversified        American International Group                 2.2500%
Financial Services Diversified        Citigroup Inc                                2.2500%
Financial Services Diversified        Fannie Mae                                   2.2500%
Financial Services Diversified        American Express Co                          0.7341%
Financial Services Diversified        Loews Corp                                   0.7341%
Food Processing                       Unilever NV                                  1.3081%
Food Wholesalers                      Sysco Corp                                   0.1706%
Furniture/Home Furnishings            Leggett & Platt Inc.                         0.2612%
Gold/Silver Mining                    Barrick Gold Corp.                           0.2414%
Household Products                    Procter & Gamble Co                          0.8516%
Insurance - Life                      Metlife Inc                                  1.7008%
Insurance - Property &  Casualty      Allstate Corp                                2.2500%
Insurance - Property &  Casualty      Berkshire Hathaway Inc.                      2.2500%

                                                                                Portfolio
Industry                              Company                                   Percentage
---------------------                 ------------------------------           ----------
Insurance - Property &  Casualty      Chubb Corp                                   0.3840%
Machinery                             Caterpillar Inc                              1.1501%
Medical Services                      Cigna Corp                                   1.6478%
Medical Supplies                      Johnson & Johnson                            2.2500%
Medical Supplies                      Abbott Laboratories                          0.0200%
Metal Fabricating                     Illinois Tool Works                          0.3646%
Metals & Mining                       Alcoa Inc                                    0.7548%
Natural Gas Distribution              KeySpan Corporation                          0.4274%
Newspaper                             Tribune Co                                   0.7169%
Paper & Forest Products               Weyerhaeuser Co                              1.5265%
Petroleum Integrated                  Chevron Corp                                 2.2500%
Petroleum Integrated                  Exxon Mobil Corp                             2.2500%
Petroleum Integrated                  Texaco Inc                                   1.8593%
Pharmacy Services                     Walgreen Co.                                 0.3634%
Precision Instrument                  Eastman Kodak Co.                            0.7727%
Publishing                            McGraw-Hill Companies Inc                    0.2310%
Recreation                            Carnival Corp                                0.6845%
Restaurant                            McDonald's Corp                              0.6798%
Retail Building Supply                Home Depot Inc                               0.7784%
Retail Special Lines                  Gap Inc/The                                  1.3269%
Retail Store                          Wal-Mart Stores Inc.                         2.2500%
Retail Store                          Sears, Roebuck And Co.                       0.6243%
Securities Brokerage                  Merrill Lynch & Co Inc                       1.3010%
Securities Brokerage                  Morgan Stanley Dean Witter & Company         1.3010%
Semiconductor                         Intel Corp                                   2.2500%
Semiconductor                         Motorola Inc                                 1.6259%
Semiconductor Capital Equipment       Applied Materials Inc.                       0.4531%
Shoe                                  Nike Inc                                     0.2017%
Steel General                         Nucor Corp.                                  0.1872%
Telecommunications Service            AT&T Corp                                    2.5000%
Telecommunications Service            BellSouth Corp                               2.5000%
Telecommunications Service            SBC Communications Inc                       2.5000%
Telecommunications Service            Verizon Communications Inc                   2.5000%
Telecommunications Service            Alltel Corp.                                 1.8383%
Thrift                                Golden West Financial Corp.                  1.1771%
Tobacco                               Philip Morris Companies Inc                  0.8293%
Toiletries/Cosmetics                  Gillette Company                             0.1527%
Trucking & Transport Leasing          United Parcel Service Inc.                   0.5704%
                                                                                 100.0000%

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                             ADDITIONAL INFORMATION

To request additional information about the Fund, contact your financial adviser or contact the Fund by mail or telephone:

                          The Industry Leaders Fund(R)
                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080
                            Toll Free: (877) 280-1952

The Statement of Additional Information (the "SAI") provides more information about the Fund and is incorporated by reference into this Prospectus, which means that it is considered part of this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The information incorporated by reference is an important part of this Prospectus, and information that the Fund later files with the SEC will automatically update and supersede this information. Information on how to obtain a copy of the SAI is set forth below.

      o You may obtain a free copy of the SAI and the current annual or semi-annual reports, by contacting the Fund at (877) 280-1952.

      o You may also obtain copies of the SAI or financial reports for free by calling or writing your Authorized Securities Dealer.

      o You may review and copy the SAI and/or other reports at the SEC Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

      o Information on the operation of the SEC Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      o Reports and other information about the Fund is available on the EDGAR database on the SEC internet site at http://www.sec.gov, and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.


     File No.     811-08989

                                Table of Contents

                                                                            Page
                                                                            ----

OVERVIEW OF THE STATEMENT OF ADDITIONAL INFORMATION............................1


INVESTMENT OBJECTIVE AND POLICIES..............................................1


FUNDAMENTAL INVESTMENT RESTRICTIONS............................................1


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS........................................3


INSTRUMENTS IN WHICH THE FUND CAN INVEST.......................................4


NET ASSET VALUATION............................................................4


PERFORMANCE INFORMATION........................................................5


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8


TRUSTEES AND OFFICERS OF THE FUND..............................................8


CODE OF ETHICS................................................................10


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................11


INVESTMENT MANAGEMENT AND OTHER SERVICES......................................11


PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................12


ADMINISTRATOR.................................................................13


TRANSFER AGENT................................................................14


FUND ACCOUNTING SERVICES......................................................14


SHAREHOLDER SERVICING ARRANGEMENTS............................................14


FUND CUSTODIAN................................................................15


FUND EXPENSES.................................................................15


DESCRIPTION OF FUND SHARES....................................................16


SHAREHOLDER AND TRUSTEE LIABILITY.............................................17


ADDITIONAL DIVIDEND AND DISTRIBUTION INFORMATION..............................17


TAXES.........................................................................18

                                Table of Contents
                                -----------------
                                  (continued)

                                                                            Page
                                                                            ----

OTHER SERVICE PROVIDERS.......................................................21


INDEPENDENT AUDITOR'S REPORT..................................................22


REGISTRATION STATEMENT........................................................22

                                     Part B

                            INDUSTRY LEADERS FUND(R)

                                 CLASS D SHARES

                                 CLASS I SHARES

                                 CLASS L SHARES

                           104 Summit Avenue - Box 80
                          Summit, New Jersey 07902-0080
                            Toll Free: (877) 280-1952

                       STATEMENT OF ADDITIONAL INFORMATION



                                NOVEMBER 2, 2001


     This Statement of Additional Information, which should be kept for future reference, is not a Prospectus and should be read in conjunction with the applicable Industry Leaders Fund(R)Prospectus, dated October 29, 2001 for your Class of Shares (the "Prospectuses"). A Prospectus can be obtained without cost by contacting your financial adviser or by calling the Fund toll-free at (877) 280-1952, or by writing to the Fund at the address referenced above. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. This Statement of Additional Information is intended to provide you with further information about the Fund.

INVESTMENT ADVISER
Claremont Investment Partners(R), L.L.C

ADMINISTRATOR and FUND ACCOUNTING
Claremont Investment Partners(R), L.L.C.

TRANSFER AGENT
Mutual Shareholders Services LLC

CUSTODIAN
UMB Bank, N.A.

INDEPENDENT ACCOUNTANTS
McCurdy & Associates CPA's, Inc.

COUNSEL
Kramer Levin Naftalis & Frankel LLP

               OVERVIEW OF THE STATEMENT OF ADDITIONAL INFORMATION

The Industry Leaders Fund(R) (the "Trust" or the "Fund") is a diversified, open-end management investment company. The Trust is a Delaware business trust and was formed on December 13, 1995. The Trust issues units of beneficial interest ("Shares" and the holders thereof, "Shareholders"). The Fund presently has three classes of Shares: Class D Shares, Class I Shares and Class L Shares. The outstanding Shares of all classes represent interests in the Fund investment portfolio. This SAI relates to all Shares of the Fund. Some of the information contained in this SAI explains in further detail subjects that are discussed in the Prospectuses. Capitalized terms not otherwise defined herein are used as defined in the Prospectuses. You should carefully read the applicable Prospectus before investing in the Fund.

If you have any questions or comments prior to investing in the Fund, please do not hesitate to call the Fund toll-free at (877) 280-1952.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective, policies and permitted investments are described in each Prospectus under the headings "Overview of Industry Leaders Fund(R)", "Principal Investment Objectives", "Investment Strategy", "Investment Policies" and "Important Risk Considerations." Set forth below is additional information with respect to the Fund's investment policies.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund seeks to obtain long-term capital appreciation. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its investment objective. Except for the fundamental investment restrictions set forth below, the policies of the Fund may be changed without Shareholder approval.

The phrases "Shareholder approval" and "vote of a majority of the outstanding voting securities", as used in the Prospectuses or in this Statement of Additional Information means the affirmative vote of the lesser of (i) 67% or more of the Fund's voting securities present at a meeting of Shareholders provided that the holders of more than 50% of the Fund's outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding voting securities. Shares of the Fund have voting power based on dollar value and are thus allocated in proportion to the value of each Shareholder's investment on the record date.

Fundamental Investment Restrictions:

1. The Fund may not: (a) With respect to 50% of its assets, invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government) and may not purchase more than 10% of the outstanding voting securities of a single issuer. (b) With respect to the other 50% of its assets, invest more than 25% of the market value of its total assets in a single issuer.

2. The Fund may not purchase the securities of any issuer (other than the securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

3. The Fund may borrow money to the extent permitted under the Investment Company Act of 1940 as amended (the "1940 Act"). Borrowings representing more than 33 1/3% of the Fund's total assets must be repaid before the Fund may make additional investments.

4. The Fund may not issue any senior security (as defined in the 1940 Act), except that the Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the U.S. Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and
       (d) issue multiple classes of shares in accordance with regulations of the SEC.

5. The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

6. The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent the Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

7. The Fund may not purchase or sell commodities, including commodities futures contracts, futures stock index contracts or options thereon.

8. The Fund may not make loans, except the Fund, consistent with its investment program, may lend portfolio securities, provided that the value of loaned securities does not exceed 33 1/3% of the Fund's total assets and the Fund may loan securities as required in connection with permitted borrowings.

These fundamental restrictions cannot be changed without approval by a majority of the outstanding voting securities of the Fund. Changes in the market value of securities in the Fund's portfolio generally will not cause the Fund to violate these investment restrictions unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition. At times, it may become necessary for the Fund to take a temporary defensive position inconsistent with its principal investment strategies. At such times, the Fund may invest up to 100% of its assets in cash, cash equivalents or high-quality short-term money market instruments. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately before the Fund's acquisition of such security or other asset in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act).

For purposes of calculating concentration of investments in the utility and finance categories, neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions and policies are non-fundamental and can be changed by the Board of Trustees without Shareholder approval.

The Fund will not:

1. Purchase the securities of any one issuer if, immediately after such purchase, more than 2.75% of the value of the Fund's total assets would be invested in such issuer.

2. Purchase any securities if, immediately after such purchase, more than 15% of the value of the Fund's total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry.

3.     Lend portfolio securities for the purpose of generating income.

4.     Borrow money for leverage purposes.

5. Invest in companies whose stock is not domestically traded in the United States.

6.     Invest in open-end or closed-end mutual funds.

7. Invest in bonds or other debt securities, convertible securities, warrants, options or repurchase agreements (except as a temporary defensive measure).

8.     Maintain a short position or sell securities short.

9. Purchase securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale or securities that are otherwise illiquid.

10. Pledge its assets in an amount greater than 15% of the value of its total assets, and then only to secure borrowings permitted by Restriction 3.

11.    Purchase securities on margin.

12. Participate on a joint or a joint and several basis in any trading account in securities (the bunching of orders for the sale or purchase of portfolio securities of two or more accounts managed by the Adviser or its affiliates, shall not be considered participation in a joint securities trading account).

                    INSTRUMENTS IN WHICH THE FUND CAN INVEST

Domestic Common Stocks. The Fund may invest in the common equity securities of companies that are domestically traded in the United States. The risks of investing in equity securities are discussed in detail in the Prospectuses under the caption, "Overview of Industry Leaders Fund(R), Risk Return Summary - Principal Risks" and also under the caption, "Important Risk Considerations."

Foreign Company Stocks. As a Non-Fundamental Policy of the Fund, a stock must be domestically traded in the United States to be eligible for inclusion in the Fund portfolio. This requirement eliminates foreign companies whose equity is only traded abroad or traded in the U.S. only as an American Depository Receipt (commonly referred to as an "ADR"). Other foreign companies, typically through a U.S. subsidiary, have registered their stock with the Securities and Exchange Commission (the "SEC") and listed such stock for trading on U.S. exchanges. Therefore, some foreign companies may be included in the Fund portfolio if they are selected by the Industry Leaders Strategy Model (the "Strategy Model"). The Prospectuses contain a complete discussion of the operation of the Strategy Model and the Industry Leaders Index(TM) under the captions, "Overview of Industry Leaders Fund, Risk Return Summary" and "Investment Strategy."

Although the Adviser believes it unlikely that the Fund portfolio will at any time be comprised of a statistically significant percentage of foreign stocks, there are risks inherent in investments in foreign companies that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers. For example, the value of dividends from such securities, which may be denominated in or indexed to foreign currencies, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies with substantial operations abroad may also be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. The considerations noted above are generally intensified for investments in developing countries.

                               NET ASSET VALUATION

The net asset value per share of each class of Shares of the Fund is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open. The closed days are set forth below in this SAI under the caption, "Additional Purchase and Redemption Information."

The Fund subtracts the non-class specific liabilities of the Fund from the Fund's assets to determine its total net assets. The Fund then determines each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its Fund management and

Distribution Plan fees, are then deducted and the resulting amount is divided by the number of Shares of that class outstanding to produce its net asset value per share.

Stocks are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Although the Fund does not anticipate holding securities for which market quotations are not readily available, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                             PERFORMANCE INFORMATION

The Fund will include performance data for each Class of the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. Such performance information will be based on investment "average annual total return" or "cumulative total return" of the Fund. An explanation of how such returns are calculated for each class is set forth below.

Total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of Shares of the Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. Investors should also consider other relevant factors before using such information as a basis for comparison with other investments, such as comparative risks and investment time horizons.

Average Annual Total Return. Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price. All data are based on past investment results. Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where:

P = a hypothetical initial investment in the Fund of $1,000

T = average annual total return

n = number of years in period

ERV = ending redeemable value, at the end of the period, of a hypothetical $1,000 investment in the Fund made at the beginning of the period.

The investment results of Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Investments in the Fund are not insured and its total return is not guaranteed. Actual dividends will tend to reflect changes in the market as a whole, and will also depend upon the level of a class's or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. When redeemed, an investor's Shares may be worth more or less than their original cost. Total returns for any given past period are not a prediction or representation by the Fund of future rates of return on its Shares. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results.

Cumulative Total Return. The cumulative total return calculation (or "total return") measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV - P
                          --------------         = Cumulative Total Return
                                P

Total returns for the Fund are calculated from the initial investment ("P") and assume that (1) all Fund dividends and net capital distributions during the period are reinvested to buy additional Shares at net asset value per share, (2) applicable fees are deducted during the total return period and (3) the investment is redeemed at the end of the period.

Comparative Performance Information. The total return on an investment made in the Fund may be compared with the performance of the Standard & Poor's Barra Value(R) Index and the Standard & Poor's 500(R) Index. Other indices may be used from time to time. The Standard & Poor's Barra Value(R) Index is a market capitalization-weighted index of all the stocks in the Standard & Poor's 500(R) that have low price-to-book ratios. The S&P 500(R) Index is a market capitalization weighted index of the largest 500 companies in the United States as determined by Standard & Poor's. The foregoing indexes are unmanaged indexes of securities that does not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices generally.

The Fund may also be quoted in and compared to other mutual funds with similar investment objectives in advertisements, Shareholder reports or other communications to Shareholders. The Fund may include in these communications calculations that describe back-testing of the Industry Leaders Index(TM) and hypothetical past investment results. These performance examples are based on an express set of assumptions and are not indicative of future performance of the Fund. These calculations may include discussions or illustrations of the effects of compounding. "Compounding" means that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund Shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund Shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a hypothetical investor. These may include, but are not limited to, tax and/or retirement planning, investment management techniques, policies or investment suitability of the Fund. The Fund may discuss such factors as general economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various types of investments, including, but not limited to, stocks, bonds and U.S. Government Treasury Bills.

Fund advertisements or other communications to Shareholders may also summarize certain information contained in Shareholder reports (including portfolio composition), as well as the Adviser's views as to current economic indicators, such as overall market performance, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to Fund investors.

The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in comparative investment vehicles, including but not limited to stock, bonds, and Treasury bills, against an investment in Shares of the Fund. The Fund may also include charts or graphs that illustrate strategies such as dollar cost averaging. Advertisements or Shareholder communications may also include discussions of certain beneficial characteristics of an investment in the Fund. Advertisements and other communications may contain symbols, headlines or other material which highlight or summarize information which is included in such communication. The Fund may reprint (in whole or in part) articles reporting on the Fund and, after obtaining permission from the respective publisher, provide these articles to current and/or prospective Shareholders. Performance information with respect to the Fund is generally available by calling toll-free (877) 280-1952.

Advertisements and sales literature may include discussions of the Industry Leaders Strategy Model, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the Adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing total return and investment risk of an investment in Shares of the Fund with other investments, investors should keep in mind that certain other investments have very different risk characteristics than an investment in Shares of the Fund. For example, CDs may have fixed rates of return and may be insured for both principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. Government.

The Fund also may include in its advertisements data from the American Association of Retired Persons, American Banker, Barron's, Business Week, Forbes, Fortune, Institutional Investor, Lipper Analytical Services, Inc., Money, Morningstar Mutual Funds, The New York Times, Smart Money, USA Today, U.S. News & World Report, The Wall Street Journal, Worth and other publications. In addition to performance information, general information about the Fund that appears in a publication, such as those mentioned above, may also be quoted or reproduced in advertisements or in reports to current or prospective Shareholders.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund does not issue share certificates. Instead, an account is established for each investor and all Shares purchased or received, including those obtained through reinvestment of distributions, are credited to such account on the books of the Fund.

Reference is made to the materials in the Prospectuses under the captions, "Overview of Industry Leaders Fund(R) Risk Return Summary: Who May Want to Invest in the Fund", "How You Can Invest With The Industry Leaders Fund(R)" and "How to Redeem Your Fund Shares", which describe the methods of purchase and redemption of the Fund's Shares. If you invest through an investment firm, financial adviser or agent, they may have their own service features, transaction charges and fees. This SAI and the accompanying Prospectuses should be read in conjunction with such firms' material regarding their fees and services. If you wish to obtain a referral to an investment professional, please call the toll-free Fund at (877) 280-1952.

The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday. The closing schedule is subject to change.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund will determine its net asset value as of the daily NAV valuation time.

The Fund has elected to honor all redemption requests in cash.

Dealer Reallowances. The Fund does not pay dealer reallowances in connection with the distribution of Shares, except with respect to fees which may be paid in connection with the Class D Shares Shareholder Servicing Plan. See the Class D Prospectus, under the captions "Fees and Expenses of the Fund" and "Shareholder Services Arrangements" for detailed information.

                        TRUSTEES AND OFFICERS OF THE FUND

Overall responsibility for management of the Trust rests with the Board of Trustees, who are elected by the Shareholders of the Fund. The Fund is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently 6 Trustees, 4 of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The officers and Trustees of the Trust, addresses, and their business affiliations for the past five years are as follows:

--------------------------------------------- ------------------------ ---------------------------------------------------
               Name, Age and                   Position(s) With the                   Principal Occupation
         Principal Business Address                    Trust                          During Past 5 Years
--------------------------------------------- ------------------------ ---------------------------------------------------
Barry F. Sullivan, 70*+                       Chief Executive          Chief Executive Officer, Claremont Investment
Claremont Investment Partners                 Officer and Trustee      Partners(R), L.L.C. (since 1998); Vice Chairman,
104 Summit Avenue - Box 80                                             Sithe Energies, Inc. (independent power producer;
Summit, NJ  07902-0080                                                 11/95- present).
--------------------------------------------- ------------------------ ---------------------------------------------------
Gerald P. Sullivan, 41*                       President                President, Claremont Investment Partners(R), L.L.C.
Claremont Investment Partners
104 Summit Avenue - Box 80
Summit, NJ  07902-0080
--------------------------------------------- ------------------------ ---------------------------------------------------
Mark S. Kaufmann, 68*                         Chairman, Board of       Chairman, Kaufmann and Partners LLC (financial
Kaufmann and Partners, LLC                    Trustees                 consulting); Senior Vice President, Chase
712 Fifth Avenue, 22nd Floor                                           Manhattan Corporation and Chase Manhattan Bank,
New York NY  10019                                                     N.A. (corporate development, 1973-96).
--------------------------------------------- ------------------------ ---------------------------------------------------
Seth H. Dubin, 67                             Trustee                  Partner, Satterlee Stephens Burke & Burke LLP
Satterlee, Stephens, Burke & Burke                                     (law firm).
230 Park Ave
New York, NY  10169
--------------------------------------------- ------------------------ ---------------------------------------------------
Robert Lichten, 61                            Trustee                  Principal, Inter-Atlantic Group (financial
Inter-Atlantic Group                                                   services).
712 Fifth Avenue, 22nd floor
New York, NY  10019
--------------------------------------------- ------------------------ ---------------------------------------------------
Fred B. Tarter, 58                            Trustee                  President and C.E.O., The Lakeside Group of
210 E. 39th Street                                                     Companies.
New York, NY  10016
--------------------------------------------- ------------------------ ---------------------------------------------------
Thomas Volpe, 65                              Trustee                  Senior Vice President, The Interpublic Group of
Senior Vice President                                                  Companies, Inc.
The Interpublic Group of Companies, Inc.
1271 Avenue of the Americas
New York, NY  10020
--------------------------------------------- ------------------------ ---------------------------------------------------
Travis L. Gering, 44                          Secretary, General       Partner, Wuersch & Gering LLP (law firm).
Wuersch & Gering LLP                          Counsel
11 Hanover Square, 21st Floor,
New York, NY  10005
--------------------------------------------- ------------------------ ---------------------------------------------------

* Designates a Trustee who is an "interested person" of the Trust within the meaning of the 1940 Act.
+ Barry F. Sullivan is the father of Gerald P. Sullivan, the Fund's portfolio manager.

Trustees of the Fund who are officers of the Adviser are not separately compensated for their services as Trustees of the Fund. The Fund currently pays each of its non-officer Trustees a fee of $5,000 per year for attendance at meetings (including phone meetings) and reimburses Trustees for expenses incurred for attendance at meetings. As noted below, all compensation paid to Trustees is paid by the Adviser and not from Trust assets.

The Trust does not provide pension or retirement benefits to Trustees or Trust officers.

The following table indicates the compensation each Trustee received from the Adviser on behalf of the Trust, in their capacity as a Trustee, for the fiscal year ending June 30, 2001.


----------------------------- --------------------- --------------------- ---------------------- ---------------------
Name, Position                     Aggregate             Pension or         Estimated Annual      Total Compensation
                               Compensation From    Retirement Benefits       Benefits Upon       From Fund and Fund
                                      Fund           Accrued as Part of        Retirement          Complex Paid to
                                                       Funds Expenses                                 Trustees*
----------------------------- --------------------- --------------------- ---------------------- ---------------------

Barry F. Sullivan                      $0                    $0                    $0                     $0
CEO and Trustee
----------------------------- --------------------- --------------------- ---------------------- ---------------------

Gerald P. Sullivan                     $0                    $0                    $0                     $0
President
----------------------------- --------------------- --------------------- ---------------------- ---------------------

Mark S. Kaufmann                     $5,000                  $0                    $0                   $5,000
Chairman, Board of Trustees
----------------------------- --------------------- --------------------- ---------------------- ---------------------

Seth H. Dubin, Trustee               $5,000                  $0                    $0                   $5,000
----------------------------- --------------------- --------------------- ---------------------- ---------------------

Robert Lichten, Trustee              $3,750                  $0                    $0                   $3,750
----------------------------- --------------------- --------------------- ---------------------- ---------------------

Fred B. Tarter, Trustee              $3,750                  $0                    $0                   $3,750
----------------------------- --------------------- --------------------- ---------------------- ---------------------

Thomas Volpe, Trustee                $5,000                  $0                    $0                   $5,000
----------------------------- --------------------- --------------------- ---------------------- ---------------------

*All compensation paid to Trustees is paid by the Adviser and not from Trust assets. For further information concerning payments of Trust expenses, see the applicable Prospectus under the caption, "Management of the Fund, and this Statement of Additional Information under the caption "Investment Management and Other Services."

Trustees may be removed from office at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

In addition to the foregoing compensation provided to Fund Trustees, the Trust provides elimination of Fund fees and minimum purchase thresholds for Trustees as a form of additional benefit to the Trustees. In addition to the foregoing waivers, third party dealers, brokers and/or financial Advisers, may, at their sole discretion, waive all or a portion of their fees derived from the Fund with respect to purchases of Fund Shares by persons affiliated and/or unaffiliated with the Fund.

                                 CODE OF ETHICS

The Fund and the Adviser have each adopted a Code of Ethics (the "Codes of Ethics") to comply with Rule 17j-1 under the Investment Company Act of 1940, as amended. These Codes of Ethics are designed to identify and prevent conflicts of interest and prevent fraud. The Codes of Ethics require initial, quarterly and annual reports by covered employees of all personal securities transactions and holdings. The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Fund and the Adviser without pre-clearance. The Board of Trustees will review reports under the Codes of Ethics and receive certain certifications with respect to their administration. The procedures under the Adviser's Code of Ethics require pre-clearance of all non-exempt personal securities investments by persons who have access to certain sensitive investment information. Permission for any proposed transaction will be granted provided it is determined that such transaction would not negatively impact activity in client accounts. In the event that a client of Adviser's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Adviser. The Codes of Ethics are on file with and available from the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund's Adviser, Claremont Investment Partners(R), L.L.C. a Delaware limited liability company may be deemed to control the Fund. The Adviser is controlled by RoadHouse Capital LLC ("RoadHouse Capital"), a Delaware limited liability company, which is jointly controlled by Gerald P. Sullivan, President and Trustee of the Fund, and Barry F. Sullivan, CEO and Trustee of the Fund, through two special purpose family investment entities (as defined below, the "Family Interests"). The "Family Interests" controlling RoadHouse Capital are RoadHouse Group LLC, a Delaware limited liability company, and Sullvesco NJ 1998-II LLC, a New Jersey limited liability company. Each of the Adviser, RoadHouse Capital and the Family Interests are located at 104 Summit Avenue - Box 80, Summit, New Jersey 07902-0080.

As of June 30, 2001, the owners of 5% or more of Fund shares were as follows:

 ---------------- -------------------------------------------------------------------------- ----------------------
 Class            Name and Address                                                             Percentage Owned
 ---------------- -------------------------------------------------------------------------- ----------------------
 I                Donaldson Lufkin and Jenrette, Inc.                                                27.3%
                  (Beneficially for Barry F. Sullivan)
                  277 Park Avenue
                  New York, NY 10172
 ---------------- -------------------------------------------------------------------------- ----------------------
 D                Barry F. Sullivan                                                                  27.3%
                  104 Summit Avenue - Box 80
                  Summit, NJ 07902-0080
 ---------------- -------------------------------------------------------------------------- ----------------------
 I                Dr. Scott J. Sullivan, M.D.                                                        10.5%
                  Trustee for Melissa A., Matthew A., Michael B. and Madelyn A. Sullivan
                  4 Dewart Road
                  Greenwich, CT 06830
 ---------------- -------------------------------------------------------------------------- ----------------------
 I                Noble O. Carpenter, Jr.                                                            11.4%
                  Trustee for Noble O. III, Nicole A, Edward D. and Audrey A. Carpenter
                  18 Hawthorne Road
                  Bronxville, NY 10708
 ---------------- -------------------------------------------------------------------------- ----------------------
 I                Gerald P. Sullivan                                                                 8.5%
                  Trustee for Margaret M., Allison J. and John A. Sullivan
                  104 Summit Avenue - Box 80
                  Summit, NJ 07902-0080
 ---------------- -------------------------------------------------------------------------- ----------------------

As of June 30, 2001 the Officers and Trustees of the Fund as a group beneficially owned 69.4% of Fund shares.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Fund and the Adviser have entered into an investment management agreement, initially dated January 20, 1999 (the "Management Agreement") pursuant to which the Adviser manages the Fund's investments in accordance with the Fund's investment objectives, strategies and policies, and advises and assists the Fund with respect to investment decisions. In addition, the Adviser also makes recommendations with respect to other aspects and affairs of the Fund. The

Adviser also furnishes the Fund with certain administrative services, office space and equipment, and permits the Fund's officers and employees, including Trustees, to serve in the capacities to which they are elected without additional compensation from the Fund. All expenses incurred in the operation of the Fund are borne by the Adviser, except for the advisory fee, the Shareholder Servicing fees, and certain brokerage commissions and SEC fees incurred in connection with the Fund's trading. For further information concerning fees payable by the Fund, see the applicable Prospectus under the caption, "Fees and Expenses of the Fund."

For the fiscal year ended June 30, 2001, the Fund paid the Adviser $23,452.00. For the fiscal year ended June 30, 2000, the Fund paid the Adviser $20,046.69. For the period from inception of the Fund on March 17, 1999 through June 30, 1999, the Fund paid the Adviser $4,847.64.

The Management Agreement continues in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or "interested persons" of any such party. The Management Agreement was last approved by the Board of Trustees at a meeting held in December 2000. The Management Agreement may be terminated without penalty by either party on 60 days' written notice and must terminate in the event of its assignment.

The Management Agreement provides that the Adviser is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Adviser to render services to others and to engage in other activities.

As set forth above under the caption, "Control Persons and Principal Holders of Securities", the Adviser is controlled jointly through the Family Interests by Barry F. Sullivan, who serves as CEO and Trustee of the Fund, and as an officer and director of the Adviser, and Gerald P. Sullivan, who serves as President of the Fund and as President and Chief Investment Officer of the Adviser. More detailed business information concerning the Adviser and Messrs. Sullivan and Sullivan can be found in the applicable Prospectus under the caption, "Management of the Fund."

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions to buy and sell securities for the Fund and assignment of portfolio business and negotiation of commission rates, where applicable, are made by the Adviser. It is the Fund's policy to seek to obtain the best prices and execution of orders available, and, in doing so, the Fund will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services (including handling of execution of orders, research services the nature of which is the receipt of research reports, and related services) and the value of such services and expected contribution to the Fund's performance. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. No principal transactions are effected with any companies affiliated with the Adviser.

Where commissions paid reflect services furnished to the Fund in addition to execution of orders, the Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. It is possible that certain of such services may have the effect of reducing the Adviser's expenses.

The Fund pays brokerage commissions and SEC fees on all portfolio securities transactions. For the fiscal year ended June 30, 2001, the Fund paid total brokerage commissions of $16,166.61. For the fiscal year ended June 30, 2000, the Fund paid total brokerage commissions of $5,240.95. For the period from inception of the Fund on March 17, 1999 through June 30, 1999, the Fund paid total brokerage commissions of $3,513.46.

There are no fixed limitations on the Fund's portfolio turnover rate. Portfolio turnover is a measure of the Fund's average buying and selling activity. The turnover rate is calculated by dividing (A) the lesser of purchases or sales of securities in the Fund's long portfolio for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the portfolio during the fiscal year. The Adviser expects that Fund portfolio turnover rates will be relatively low. In periods of unusual market conditions, the Fund's investment strategy may result in result in higher than anticipated portfolio turnover rates, which would result in greater brokerage expenses.

                                  ADMINISTRATOR

The Fund has entered into an agreement with Claremont Investment Partners(R) L.L.C. (the "Administrator"), dated April 12, 2000 and amended September 17, 2001 (the "Administration Agreement"). Under the Administration Agreement, the Administrator will assist in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative and executive services, participating in the updating of the Prospectuses, coordinating the preparation, filing, printing and dissemination of reports to Shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. The Administrator assists in carrying out all operations of the Fund and coordinating with the Fund's other service providers, subject to the supervision of the Board (other than those performed by the Adviser under the Investment Adviser Agreement). Pursuant to the Administration Agreement, Class D Shares and Class I Shares each pay the Administrator a fee at the annual rate of 0.40% of the average daily net assets of the respective class calculated daily and payable monthly. Class L Shares pay the Administrator a fee at the annual rate of 0.08% of its average daily net assets calculated daily and payable monthly. Unless sooner terminated, the Administration Agreement continues in effect for a period of one year and may be renewed for one year periods thereafter, provided that such renewal is ratified by the Trustees or by vote of a majority of the outstanding Shares of the Fund, and in either case by a majority of Qualified Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Administration Agreement, by votes cast in person at a meeting called for such purpose.

                                 TRANSFER AGENT

The Fund has entered into a Transfer Agency Agreement with Mutual Shareholders Service LLC ("MSS") dated December 6, 2000, to provide the Fund with transfer agency services. MSS has agreed (1) to issue and redeem Shares of the Fund; (2) to address and mail such communications as instructed from time-to-time by the Trust to its Shareholders, including reports to Shareholders, dividend and distribution notices, and proxy material for its meetings of Shareholders; (3) to respond to correspondence or inquiries by Shareholders and others relating to its duties; (4) to maintain Shareholder accounts and certain sub-accounts; and
(5) to serve as the Fund's dividend disbursing agent and prepare and mail checks, place wire transfers of credit income and capital gain payments to Fund Shareholders. Under the agreement, the Adviser, on behalf of the Fund, pays to MSS a base fee of $11.50 per Fund account with a minimum fee of $9,300 per year. The Adviser, on behalf of the Fund, must also promptly pay out-of-pocket fees, as well as any additional fees and expenses for supplemental transactions and expenses incurred in connection with the agreement.

                            FUND ACCOUNTING SERVICES

The Fund has entered into a Fund Accounting Services Agreement with the Adviser, dated December 6, 2000, pursuant to which the Adviser provides certain fund accounting services to the Fund. Under the agreement, the Adviser will maintain all Fund books and records, perform daily accounting services and provide additional Fund reporting and record-keeping. The Adviser does not receive any separate compensation for providing these services.

                       SHAREHOLDER SERVICING ARRANGEMENTS

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include the Adviser or its affiliates) are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (1) aggregating and processing purchase and redemption requests for Shares from customers; (2) providing customers with a service that invests the assets of their accounts in Shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in Shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (8) forwarding to customers proxy statements and proxies containing any proposals which require a shareholder vote; and (9) providing such other similar services as may reasonably be requested to the extent the service provider is permitted to do so under applicable statutes, rules or regulations.

Effective June 5, 2001, the Rule 12b-1 Distribution Plan for Class D Shares and the Distribution Agreement with Unified Management Corporation were terminated by vote of a majority of the Qualified Trustees in accordance with the 1940 Act. For the fiscal year ended June 30, 2001, the Fund incurred aggregate 12b-1 related fees and expenses of $2,774.00. For the fiscal year ended June 30, 2000 the Fund incurred aggregate 12b-1 related fees and expenses of $2,762.60. These fees were paid to Claremont Investment Partners(R), L.L.C. as reimbursement for costs of third party technology service providers with respect to technology preparations for distribution of Class D Fund Shares via the Internet. Such amounts represent 0.002564% and 0.002528% of the Class D Fund's Net Asset Value as of June 30, 2001 and June 30, 2000, respectively. No further payments will be made under the Distribution Plan or the Distribution Agreement. Termination of the Distribution Plan for the Class D Shares and the Distribution Agreement does not affect the obligation of the Class D Shareholders to pay other fees and charges.

                                 FUND CUSTODIAN

UMB Bank, N.A., 928 Grand Blvd., 10th Floor, Kansas City, Missouri, serves as the Fund's custodian pursuant to an agreement with the Fund dated February 1,1999 (the "Custody Agreement"). Under the Custody Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the Custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement. The initial Custody Agreement was approved by a majority of the Qualified Trustees and by the Board of Trustees as a whole, by vote cast in person at a meeting called for the purpose of considering the Custody Agreement. The Custody Agreement is subject to annual approval by the Board of Trustees as a whole and by a majority of the Qualified Trustees.

For custody services rendered to the Fund, the Adviser shall pay the Custodian an asset weighted fee of 1.00 basis point on the first $100,000,000, plus 0.75 basis point on the next $100,000,000, plus 0.50 basis point in excess of $200,000,000, provided, however, that such fees shall be subject to a $300 per month minimum per Fund portfolio. The Adviser shall also promptly pay out-of-pocket fees, as well as any additional fees and expenses for supplemental transactions and expenses incurred in connection with the Custody Agreement.

                                  FUND EXPENSES

Except for Investment Advisory fees, Administration and Shareholder Servicing fees, which are payable by Fund Shareholders as set forth in the applicable Prospectus under the caption "Fees and Expenses of the Fund", and brokerage commission and SEC transaction fees as described herein, the Adviser has assumed responsibility for the following expenses relating to the operation of the Fund: interest, taxes, expenses of issue, repurchase or redemption of Fund Shares, state notification and qualification fees, other costs of registering or qualifying Shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Fund's registration statement with the appropriate regulatory authorities and the production and filing of the Fund's Prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, fees and expenses of independent accountants and legal counsel; other advisory and administrative fees, expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to Shareholders; out-of-pocket expenses of Trustees and fees, costs and expenses related to meetings of the Trustees; fees of Trustees who are not officers of the

Fund; costs of Shareholders' reports and meetings, other costs incident to the Fund's existence as a business trust and any extraordinary expenses incurred in the Fund's operation.

                           DESCRIPTION OF FUND SHARES

The Trust is a Delaware business trust that was formed on December 13, 1995. The Trust Instrument authorizes the Board to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust Instrument further authorizes the Board to divide or redivide any unissued Shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. On January 20, 1999, the Board of Trustees adopted a multi-class share plan under Rule 18f-3 under the 1940 Act, permitting the issuance of Shares in multiple classes. The Trust presently has three classes of Shares that represent interests in the Fund:

(1) Class D, designed to be sold primarily to advised investors and self-directed investors;

(2) Class I, designed to be sold primarily to institutions investing at least $100,000; and

(3) Class L, designed to be sold primarily to institutions investing at least $5,000,000.

The Fund may, in its discretion, sell Class I and Class D Shares to non-institutional investors who meet the minimum investment provided, however, that the Fund's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by Trustees of the Fund and the Adviser's officers, directors, employees and agents.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote as a single class on all matters except (1) when required by the 1940 Act, Shares shall be voted by individual class, and (2) when the Trustees have determined that the matter affects only the interests of one or more classes, then only Shareholders of such class shall be entitled to vote thereon. There will normally be no meetings of Shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees within 60 days. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding Shares. Upon written request by ten or more Shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been Shareholders for at least six months, and who hold Shares having a net asset value of at least $25,000 or constituting 1% of the outstanding Shares) stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each class affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a class will be required in connection with a matter, the class will be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical, or that the matter does not affect any interest of the class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class only if approved by a majority of the outstanding Shares of such class. Rule 18f-2 also provides that the ratification of independent accountants, approval of principal underwriting contracts and election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to class.

                        SHAREHOLDER AND TRUSTEE LIABILITY

The Trust is organized as a Delaware business trust. The Delaware Business Trust Act provides that a Shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to Shareholders of Delaware corporations, and the Trust Instrument provides that Shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Therefore, it is unlikely that a Shareholder bears any significant risk of financial loss with respect to Shareholder liability. The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

                ADDITIONAL DIVIDEND AND DISTRIBUTION INFORMATION

To the extent necessary for the Fund to obtain favorable federal tax treatment, the Fund distributes net investment income and net capital gains, if any, to Shareholders within each calendar year as well as on a fiscal year basis. The Fund intends to distribute any net investment income and any net realized capital gains at least annually.

The amount of the Fund's distributions may vary from time to time depending on the composition of the Fund's portfolio, dispositions of portfolio assets and expenses borne by the Fund.

The net income of the Fund, from the period of the immediately preceding determination thereof, shall consist primarily of dividend income, if any, and realized capital gains and losses on Fund's assets, less all expenses and liabilities of the Fund chargeable against income. To a lesser extent, net income will include any incidental interest income accrued on the portfolio assets during periods in which the Adviser has held cash for purposes of, but not limited to, anticipated redemptions and/or for reasons of minimizing brokers' commissions by grouping portfolio purchase orders and sales.

Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund include those appropriately allocable to the Fund, as well as general expenses and liabilities of the Trust.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its Shareholders which are not described in the Prospectuses. This summary does not attempt to provide a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for legal and/or professional accounting advice with respect to tax planning. Prospective Shareholders are urged to consult their own tax professional prior to investing in the Fund.

Subchapter M. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment income (i.e., taxable interest, dividends, and other taxable ordinary income) and capital gain income (i.e., the excess of capital gains over capital losses) that it distributes to Shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year plus 90% of its net income from tax-exempt obligations (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count towards the satisfaction of the Distribution Requirement. Since the Fund intends to distribute substantially all of its investment company taxable income and its net capital gain income in compliance with the Distribution Requirement, the Fund does not expect to be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company.

Diversification. In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of securities (as to which the Fund has not invested more than 5% of the value of the Fund's total assets and which do not represent more than 10% of the outstanding voting securities of any issuer), cash and cash items, U.S. Government securities, and securities of other regulated investment companies. In addition, no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of voting stock in the corporation) and which are engaged in the same or similar trades or businesses.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Shareholders, and such distributions will be taxable to the Shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate Shareholders.

Excise Tax. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year. (For purposes of the excise tax, the Fund would be obligated to reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.) The balance of such income must be distributed during the next calendar year. A regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For the foregoing purposes, the Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should keep in mind that the Fund may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. A regulated investment company, in determining its investment company taxable income and net capital gain for any taxable year, may elect to carry over its capital losses for a period of eight taxable years succeeding the loss year.

Treatment of Capital Gains. The Fund is taxable on the amount of its net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gains dividends only. The Fund must pay tax on its undistributed net capital gain at the maximum corporate income tax rate, currently 35%.

Fund Distributions. Dividends from net investment income and distributions from short-term capital gains are taxable to Shareholders as ordinary income. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Dividend distributions represent dividends on stocks that the Fund receives. Such distributions are treated as dividends for federal income tax purposes. Such dividends paid by the Fund are expected to qualify for the 70% dividends-received deduction for corporate Shareholders to the extent discussed below.

The Fund may either retain or distribute to Shareholders its net long-term capital gain for each taxable year. The Fund currently intends to distribute all such amounts. Net long-term capital gain that is distributed and designated as a capital gain dividend will be taxable to Shareholders as long-term capital gain, regardless of the length of time the Shareholder has held his or her Fund Shares or whether such gain was recognized by the Fund prior to the date on which the Shareholder acquired his or her Shares.

Distribution of Foreign Source Income. Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes that may be withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Under certain circumstances, the Fund may elect to pass through to its Shareholders the right to take a credit or a deduction for foreign taxes. But because the Fund does not expect to have more than 50% of the value of its total assets at the close of its taxable year in the stock or securities of foreign corporations, the Fund anticipates that it will not elect to pass through to the Fund's Shareholders the amount of foreign taxes paid by the Fund.

The tax implications arising from distributions by the Fund will be as described above regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund. Shareholders receiving a distribution in the form of additional Shares will be treated as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the reinvestment date.

Ordinarily, Shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to Shareholders of record on a specified date in such a month will be deemed to have been received by the Shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

If the net asset value at the time a Shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the Shareholder in the manner described above although such distributions economically constitute a return of capital.

Subject to holding period and other limitations, with respect to each taxable year, ordinary income dividends paid by the Fund are expected to qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Since an insignificant portion, if any, of the Fund's assets will be invested in stock of foreign corporations, the ordinary dividends distributed by the Fund generally are expected to qualify for the dividends-received deduction for corporate Shareholders.

Additional Withholding Requirements. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any Shareholder who is subject to backup withholding.

Sale or Redemption of Shares. A Shareholder will recognize gain or loss on the sale or redemption of Shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the Shareholder's adjusted tax basis in the Shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of Shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the Shares were held for longer than one year. All or a portion of any loss so recognized may be disallowed if the Shareholder purchases other Shares of the Fund within 30 days before or after the sale or redemption. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders. Taxation of a Shareholder who, with respect to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations or as the case may be.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are therefore urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Additional Tax Considerations. In addition to the federal income tax consequences described above relating to an investment in the Fund, there may be other federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the information above, and any such changes or decisions may have a retroactive effect. Shareholders should maintain contact with their own tax professional concerning investment in the Fund.

                             OTHER SERVICE PROVIDERS

Independent Accountants. McCurdy & Associates, CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, serve as independent accountants for the Fund. In addition to reporting annually on the Fund's financial statements, the Fund's accountants also review certain filings of the Fund with the Securities and Exchange Commission.

Legal Counsel. Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 is counsel to the Fund. Wuersch & Gering LLP, 11 Hanover Square, 21st Floor, New York, New York 10005, is counsel to the Adviser.


                          INDEPENDENT AUDITOR'S REPORT

The Independent Auditor's Reports annexed to the Fund's Annual and Semi-Annual Reports are hereby incorporated by reference in their entirety.


                             REGISTRATION STATEMENT

THE PROSPECTUSES AND THIS SAI DO NOT CONSTITUTE AN OFFERING OF THE SECURITIES DESCRIBED IN THESE DOCUMENTS IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESPERSON, DEALER, OR ANY OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUSES AND THIS SAI.

This Statement of Additional Information and the Prospectuses do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectuses. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectuses as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of does not control and is not under common control with any other person.

                            PART C. OTHER INFORMATION

ITEM 23.    Exhibits

(a)(1)     Certificate of Trust.(1)

(a)(2)     Trust Instrument.(1)

(b)        By-laws.(1)

(c)        None.

(d) Investment Management Agreement dated January 20, 1999 as amended September 17, 2001 between Registrant and Claremont Investment Partners(R), L.L.C.(2)

(e)        None.

(f)        None.

(g) Custody Agreement dated February 1, 1999 between Registrant and UMB Bank, N.A.(1)

(h)(1)     Shareholder  Servicing  Plan  dated  March 9,  2001  and  Shareholder
           Service   Agreement  dated  June  5,  2001  between   Registrant  and
           Claremont Investment Partners(R), L.L.C.(2)

(h)(2) Administrative Services Agreement dated April 12, 2000, as amended September 17, 2001, between Registrant and Claremont Investment Partners(R), L.L.C.(2)

(i) (1)    Opinion of Wuersch & Gering, LLP.(1)

(j)(1) Consent of Kramer Levin Naftalis & Frankel, LLP, Counsel for the Registrant, filed herewith.

(j)(2) Consent of McCurdy & Associates, CPA's Inc., Independent Auditors for the Registrant, filed herewith.

(k)        None.

(l) Purchase Agreement dated November 24, 1998 between the Registrant and Claremont Investment Partners(R), L.L.C., in consideration for providing the initial capital.(1)

(m)        Rule 12b-1 Distribution Plan.(1)

(n) Rule 18f-3 Multi-Class Plan dated January 20, 1999 as amended September 17, 2001. (2)


-------------------------
(1) Filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed electronically on March 4, 1999, accession number 0001000579-99-000034 and incorporated herein by reference.

(2) Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed electronically on October 29, 2001, accession number 0000922423-01-500943 and incorporated herein by reference.

ITEM 23.    Exhibits

(o)        None.

(p)(i)     Code of Ethics of Registrant.(3)

ITEM 24.    Persons Controlled By or Under Common Control with Registrant

                 None.

ITEM 25.    Indemnification

Article X, Section 10.02 of the Registrant's Trust Instrument dated January 20, 1999 provides for indemnification as follows:

Section 10.02  INDEMNIFICATION

(a)   Subject  to the  exceptions  and  limitations  contained  in  Subsection
      10.02(b):

      (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)   No indemnification shall be provided hereunder to a Covered Person:

      (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

      (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

------------------------
(3) Filed as an Exhibit to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed electronically on October 30, 2000, accession number 0001010481-00-500008 and incorporated herein by reference.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person. Nothing contained herein shall affect any rights to indemnification to which Trust Personnel, other than Covered Persons, and other Persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection
(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii)( the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.


ITEM 26.    Business and Other Connections of Investment Adviser

                 Claremont Investment Partners(R), L.L.C. provides advisory services to the Registrant. Claremont Investment Partners(R), L.L.C. engages in no business other than that of investment counseling for clients, including the Registrant. To the best of the Registrant's knowledge, during the past two fiscal years, the directors and officers have not been engaged in any other business, profession, vocation or employment of a substantial nature, whether for their own account or in the capacity of director, officer, employee, partner or trustee, except as follows:

                 Barry F. Sullivan, an officer and director of the Registrant, has served as Vice-Chairman of Sithe Energies, Inc., a private energy resources firm located at 335 Madison Avenue, 28th Floor, New York, New York 10017.

ITEM 27.    Principal Underwriters

                 Registrant has no principal underwriter.

ITEM 28.    Location of Accounts and Records

                 The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Claremont Investment Partners(R), L.L.C., 104 Summit Avenue, Summit, New Jersey, 07901-0080, except for those accounts, books or other documents maintained by the Fund's Custodian.

ITEM 29.    Management Services

                 None.

ITEM 30.    Undertakings

                 Not Applicable.


                 NOTICE:


            A copy of Registrant's Certificate of Trust is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant's Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Summit, and the State of New Jersey on this 2nd day of November, 2001.


                                          THE INDUSTRY LEADERS FUND
                                          (Registrant)

                                          By:  /s/ Gerald P. Sullivan
                                               ------------------------------
                                              Gerald P. Sullivan
                                              President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                  Title                     Date
---------                  -----                     ----

/s/ Mark S. Kaufmann*      Chairman of the Board,     November 2, 2001
--------------------       Treasurer and Trustee
Mark S. Kaufmann

/s/ Barry F. Sullivan*     Trustee                    November 2, 2001
--------------------
Barry F. Sullivan

/s/ Seth H. Dubin*          Trustee                   November 2, 2001
--------------------
Seth H. Dubin

/s/ Thomas J.Volpe*         Trustee                   November 2, 2001
--------------------
Thomas J. Volpe

/s/ Robert Lichten*         Trustee                   November 2, 2001
--------------------
Robert Lichten

/s/ Fred B. Tartar*         Trustee                   November 2, 2001
---------------------
Fred B. Tartar

*By: /s/ Gerald P. Sullivan
---------------------------
     Gerald P. Sullivan
     Attorney in Fact

                                  Exhibit Index

EX-99.i     Consent of Kramer Levin Naftalis & Frankel LLP

EX-99.j     Consent of McCurdy & Associates